Exhibit 10.1

COMMERCIAL FINANCING AGREEMENT

Commercial Financing Agreement (the "Agreement") made this 11th day of February 2010 between PURE EARTH MATERIALS, INC., a Pennsylvania corporation, with an office for the transaction of business at 1000 Page Avenue, Lyndhurst, NJ, 07071, PEI DISPOSAL GROUP, INC., a Delaware corporation, with an office for the transaction of business at 1000 Page Avenue, Lyndhurst, NJ, 07071, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, with an office for the transaction of business at 1000 Page Avenue, Lyndhurst, NJ, 07071, and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation, with an office for the transaction of business at 3137 Chammings Court, Vineland, NJ, 08360 (jointly, severally and collectively, the "Company"), and PORTER CAPITAL CORPORATION, an Alabama corporation with offices for the transaction of business located at 292 Madison Avenue, NY, NY, 10017; 38 Grove Street – Building C, Ridgefield, CT 06877; and 2112 First Avenue North, Birmingham, Alabama 35203 ("Porter Capital").  Company and Porter Capital agree and shall be legally bound as follows:

1.  Purpose of Agreement. Company desires to obtain short-term financing by selling, transferring, setting over and assigning to Porter Capital certain accounts receivable and invoices held by Company in return for Porter Capital making a Line of Credit available to the Company.

2.  Definitions.
2.1  “Accommodation Party” shall have the meaning ascribed thereto in the Security Agreement.
2.2  "Account Receivable" shall mean any right to payment for goods sold, or leased, and delivered, or services rendered, which is not evidenced by an instrument or chattel paper.
2.3.  “Advance Percentage” shall generally mean eighty-five percent (85%) with Porter Capital’s reserved right to reduce such Advance Percentage with respect to a particular account in its reasonable discretion.
2.4 “Available Advance Amount” shall mean the amount of funds available for the Company to borrow from Porter Capital under the Line of Credit, and shall be equal to the product obtained by multiplying the Advance Percentage times the sum of all Eligible Accounts which have not been paid, but in no event shall the Available Advance Amount exceed $5,000,000.00.
2.5  "Customer" shall mean Company's customer or account debtor.
2.6  "Collateral" shall have the meaning ascribed thereto in the Security Agreement.
2.7  "Customer Dispute" shall mean a claim or disagreement, by Customer against Company at any time, of any kind whatsoever, whether valid or invalid that reduces the amount collectible from a Customer by Porter Capital.
2.8 “Default” shall have the meaning set forth in Section 24 hereof.
2.9 “Eligible Accounts” shall mean the net amount of Purchased Receivables which at all times continue to be acceptable to Porter Capital in the exercise of its reasonable business judgment, less, without duplication, (i) the sum of discounts, actual returns, claims, disputes, deductions, credits and allowances of any nature (ii) the amount at any time that the aggregate outstanding Accounts Receivable owing by an account debtor exceed 20% of the aggregate amount of all Accounts Receivable of the Company (with ineligibility being limited to such excess), and (iii) the amount of any Account Receivable that is the subject of a Customer Dispute.
2.10 “Line of Credit” shall mean the Line of Credit described on Exhibit “B” which Porter Capital is making available to the Company.
2.11  “Lockbox Account” shall mean the account established and maintained by Porter Capital for the purpose of receiving collections on account of any Accounts Receivable.
2.12  “Material Accommodation Party” shall mean and refer to Pure Earth, Inc., New Nycon, Inc., Pure Earth Environmental, Inc., Rezultz, Incorporated, and Echo Lake Brownfields, LLC., jointly and severally.

Commercial Financing Agreement

2.13  “Misdirected Payment” shall mean any payment received by the Company, its principals, agents or employees instead of Porter on any Account Receivable listed on the Invoice Schedule or otherwise sold to Porter Capital pursuant to Section 9 and Section 21 of this Agreement.
2.14 “Obligations” shall have the meaning set forth in Section 15 hereof.
2.15 “Purchased Receivables” shall mean the Accounts Receivable purchased by Porter Capital and set forth on an Invoice Schedule.
2.16 “Security Agreement” shall mean that certain Security Agreement, dated the date hereof, by and among the Company, the Accommodation Party and Porter Capital.
2.15  "Warranty" shall mean to guarantee, as a material element of this agreement.  Each separate warranty herein shall be deemed to be an independent condition to Porter Capital's duties and obligations under this Agreement.

3.  Tender of Accounts Receivable; Invoices.
3.1  The Company will tender to Porter Capital for purchase pursuant to this Agreement all of the Accounts Receivable from its Customers with respect to goods sold and delivered to, or services performed for, such Customers by the Company by delivering to Porter Capital true and correct copies of all invoices to such Customers promptly after  creating and forwarding said invoices  to the Company's Customers.  All invoices sent by the Company to its Customers shall include a notice by the Company to its Customers, in the form prescribed by Porter Capital, of the assignment of payment of said invoices to Porter Capital.
3.2  In each instance where the Company delivers its Accounts Receivable to Porter Capital, the Company must simultaneously deliver to Porter Capital a certification that the original invoices have been mailed to the Customers, a copy of such invoices, and satisfactory proof of shipment or delivery of goods or services to which the Accounts Receivable relate.
3.3  Porter Capital will conduct such examination, verification, and credit investigation of the invoices and the account debtors as it considers necessary, and will notify the Company as to which of the individual Accounts Receivable tendered by the Company, if any, Porter Capital elects to purchase from the Company (which shall be determined within three (3) business day after tender by the Company with respects to Accounts Receivables from Customers as to which Porter Capital has not previously purchased Accounts Receivables, and within one (1) business day after tender by the Company with respect to Accounts Receivables from Customers, as to which Porter Capital has previously purchased Accounts Receivable).  Porter Capital shall have the absolute right, in its reasonable commercial judgment, to reject any or all of the Accounts Receivable tendered to it by the Company.  From time to time Porter Capital’s underwriting department may ask a Customer to sign an invoice verification notice in a form substantially the form annexed hereto as Exhibit C.

4.   Assignment.  Those Accounts Receivable which Porter Capital elects to purchase from the Company shall be listed in an "Invoice Delivery Schedule", substantially in the form annexed hereto (such form, together with any schedules and attachments thereto is hereinafter referred to as an "Invoice Schedule"), executed by the Company and accepted by Porter Capital from time to time throughout the term of this Agreement.  Upon acceptance by Porter Capital of an Invoice Schedule, the Company shall have been deemed to have sold, assigned, transferred, conveyed and delivered to Porter Capital, and Porter Capital shall be deemed to have purchased and received from the Company, all right, title, and interest of the Company in and to the Accounts Receivable listed on the Invoice Schedule.  Upon the assignment of an Account Receivable, Porter Capital shall have all of the rights of an unpaid seller of any goods, the sale of which gives rise to each receivable, including the right of stoppage in transit, reclamation and replevin.  Notwithstanding the foregoing, if the Company or Porter Capital fails to include in any Invoice Schedule a particular Account Receivable tendered by the Company to Porter Capital, but Porter Capital nonetheless includes such Account Receivable in the Available Advance Amount, then Porter Capital shall be presumed conclusively to have purchased, and the Company shall be presumed conclusively to have sold, such Account Receivable pursuant to this Agreement, and such Account Receivable shall be governed by the terms and conditions of this Agreement.  It is understood and agreed that Porter Capital is not assuming any of the responsibilities or obligations of the Company under such Accounts Receivable, but that it is simply taking an assignment of the right to be paid on such Accounts Receivable which the Company has fulfilled in the ordinary course of its business operations.

Commercial Financing Agreement

COMMERCIAL FINANCING AGREEMENT

5.  Purchase Price, Allocation of Collections.   Porter Capital agrees to buy the Accounts Receivable set forth on the Invoice Schedule (“Purchased Receivable(s)”) from the Company for the face value of each such acceptable invoice, less trade and cash discounts allowable to or taken by the Company’s customers (the "Purchase Price") .  The Purchase Price for each Purchased Receivable, shall be paid to the Company at the time Porter Capital collects such Purchased Receivable (in whole or in part) by application and credit of such collected amounts against and in reduction of the Company’s outstanding Obligations or if there is no Obligation then outstanding, then by delivery to the Company.  The Company hereby irrevocably authorizes Porter Capital to apply all such collected amounts in this manner.

6.  Porter Capital to Administer the Collection of Accounts Receivable.   Commencing on the date of this Agreement, Porter Capital shall administer the collection of all Accounts Receivable originated by the Company and shall forward an Aged Accounts Receivable Schedule to the Company weekly.   Porter Capital shall have the right of endorsement on all payments received in connection with each Account Receivable and the Company hereby appoints Porter Capital the attorney-in-fact and agent of the Company for this purpose, which appointment is coupled with an interest and is irrevocable during the term of this Agreement.   Porter Capital shall have no liability to the Company for any mistake in the application of any payment received by it with respect to any Account Receivable, so long as it acts in good faith without gross negligence.  All proceeds of Purchased Accounts and any other accounts or other proceeds of Collateral collected by or deposited with Porter Capital in the Lockbox or otherwise, will be credited against and in reduction of the outstanding balance of the Obligations as and when received, with the understanding that all credits given as herein provided shall be conditioned upon final payment to Porter Capital in cash or solvent credits of the item giving rise thereto and regarding any item that is not so paid, the amount of any credit given shall be reversed, whether or not the item is returned.

7.  Cross-Collateralization.  If a "Default" (as defined in this Agreement) shall have occurred and be continuing, Porter Capital shall have the right, which may be exercised in its sole and absolute discretion at any time and from time to time during the continuance of such Default, to apply all amounts collected with respect to Accounts Receivable as follows, before any payment from such collections shall be made to the Company: (i) against the Obligations; (ii) to the payment of all fees accrued hereunder, whether or not such fees have become due and payable pursuant to the terms of this Agreement;  and (iii) to the payment of any and all other liabilities and obligations of the Company to Porter Capital pursuant to this Agreement, the "Security Agreement" and any other agreement entered into between Porter Capital and the Company concurrently herewith (the "Transaction Documents").  For purposes of this paragraph, "Company" shall mean and include each person named as the Company in the preamble of this Agreement, jointly and severally.

8.  Over-Advances.  While it is anticipated that the amount of the outstanding Obligations shall be less than the Available Advance Amount, Porter Capital may, as part of this Commercial Financing Agreement and to ease the Company's short-term cash-flow problems, permit the Company to carry an Over-Advance.  An Over-Advance is defined as the amount the Obligations are in excess of the current Available Advance Amount.  If the Over-Advance is created by the Company requesting an advance on the Line of Credit in excess of the Available Advance Amount, then upon the establishment of such Over-Advance amount, Porter Capital, in its sole judgment, shall have the right to charge the Company a one-time processing and administrative fee of up to four percent for each such Over-Advance.  If the Over-Advance is created by the reduction of the Available Advance Amount, then upon the establishment of each such Over-Advance amount, Porter Capital, in its sole judgment, shall have the right to charge the Company a one-time processing and administrative fee of up to two percent for each such Over-Advance amount that will be outstanding for more than three (3) business days and less than one week and four percent of each such Over-Advance amount so established for periods extending for more than one week.  Notwithstanding anything contained herein to the contrary (but subject to the specific written terms of any such Over-Advance arrangement entered into between the Company and Porter Capital), Porter Capital may terminate the Over-Advance facility at any time without notice to the Company as it deems fit.  Interest shall accrue on the outstanding Over-Advance balance at the Interest Rate set forth on Exhibit “B”.

Commercial Financing Agreement

COMMERCIAL FINANCING AGREEMENT

9.  Collection of Accounts Receivable.
9.1  The Company will instruct all of its Customers obligated with respect to its Accounts Receivable to mail or deliver payments on such Accounts Receivable directly to Porter Capital at its address set forth in the preamble of this Agreement or to such other address that Porter Capital may specify in a written notice to the Company.

PURE EARTH MATERIALS, INC.’s invoices shall bear the following instructions prominently displayed in large bold type:

“This invoice has been assigned to Porter Capital Corporation for the account of PURE EARTH MATERIALS, INC. and must be paid c/o Porter Capital Corporation, P. O. Box 12105, Birmingham, AL 35202.”  Remittances should be made payable to

PURE EARTH MATERIALS, INC.
c/o Porter Capital Corporation
P.O. Box 12105
Birmingham, AL 35202

PEI DISPOSAL GROUP, INC.’s invoices shall bear the following instructions prominently displayed in large bold type:

“This invoice has been assigned to Porter Capital Corporation for the account of PEI DISPOSAL GROUP, INC. and must be paid c/o Porter Capital Corporation, P. O. Box 12105, Birmingham, AL 35202.”  Remittances should be made payable to

PEI DISPOSAL GROUP, INC.
c/o Porter Capital Corporation
P.O. Box 12105
Birmingham, AL 35202

PURE EARTH TRANSPORTATION & DISPOSAL, INC.’s invoices shall bear the following instructions prominently displayed in large bold type:

“This invoice has been assigned to Porter Capital Corporation for the account of PURE EARTH TRANSPORTATION & DISPOSAL, INC. and must be paid c/o Porter Capital Corporation, P. O. Box 12105, Birmingham, AL 35202.”  Remittances should be made payable to

PURE EARTH TRANSPORTATION & DISPOSAL, INC.
c/o Porter Capital Corporation
P.O. Box 12105
Birmingham, AL 35202

PURE EARTH RECYCLING (NJ), INC.’s invoices shall bear the following instructions prominently displayed in large bold type:

“This invoice has been assigned to Porter Capital Corporation for the account of PURE EARTH RECYCLING (NJ), INC. and must be paid c/o Porter Capital Corporation, P. O. Box 12105, Birmingham, AL 35202.”  Remittances should be made payable to

Commercial Financing Agreement

COMMERCIAL FINANCING AGREEMENT

PURE EARTH RECYCLING (NJ), INC.
c/o Porter Capital Corporation
P.O. Box 12105
Birmingham, AL 35202

Such instructions shall not be rescinded or modified without Porter Capital's prior written consent.  If, despite such instructions, the Company shall receive any payments with respect to any Accounts Receivable purchased by Porter Capital, it shall receive such payments in trust for the benefit of Porter Capital, shall segregate such payments from its other funds, and shall deliver or cause to be delivered (with delivery deemed to have been made when same are deposited with a nationally recognized overnight courier) to Porter Capital, in the same form as so received with all necessary endorsements, all such payments received as soon as practicable, but in no event later than three (3) business days after the receipt thereof by the Company.  If the Company fails to turn over to Porter Capital any checks or other form of payment received by it, or in the event the Company deposits any such checks or payments into its own account, the Company must deliver to Porter Capital either the payment in the identical form received or the cash equivalent of the amount of the Misdirected Payment within three (3) business days.  If the Company fails to deliver such value within said three (3) business days or if the Company shall willfully present any invoice to Porter Capital for an advance against which merchandise has not been shipped, services have not been rendered or work performed (an “Invalid Invoice”), this shall be an event of default of this contract, and in addition, as the exact costs to Porter Capital of such actions by the Company are difficult if not impossible to calculate, the Company shall pay to Porter Capital the entire invoice amount at once plus liquidated damages equal to ten percent of the amount so deposited or the Invalid Invoice amount submitted to Porter Capital (the “Misdirected Payment Fee”).  The enforcement or non-enforcement of these damages shall not be considered a waiver of any remedy or default, nor shall it be construed a precedent for future discretionary actions available to Porter Capital.
9.2  Porter Capital shall have the full power and authority to collect each Account Receivable, through legal action or otherwise, and may, in its sole discretion, settle, compromise, or assign (in whole or in part) the claim for any of the Accounts Receivable, or otherwise exercise any other right now existing or hereafter arising with respect to any of the Accounts Receivable, if such action will facilitate collection. The amount of any reduction resulting from any such settlement, compromise, assignment or other collection action shall reduce the balance otherwise due to the Company hereunder.  The Company acknowledges and agrees that Porter Capital shall have the sole and exclusive right to commence legal action to collect any Account Receivable.  To allow an interval for checks to clear the federal banking system, Porter Capital shall have the right to extend constructive receipt of payments that Porter Capital receives on behalf of the Company, with respect to Purchased Accounts only, by three (3) business days for in state checks received and for out of state checks received.

10.  Payment of Expenses and Taxes; Indemnification.  The Company will (a) pay or reimburse Porter Capital for all of Porter Capital's out-of-pocket costs and expenses incurred in connection with the preparation and execution of, and any amendment, supplement or modification to, the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to Porter Capital, (b) pay or reimburse Porter Capital for all its costs and expenses incurred with the enforcement or preservation of any rights under the Transaction Documents, and the verification of the Accounts Receivable and the credit worthiness of the Customers, including without limitation, reasonable fees and disbursements of counsel to Porter Capital; (c) pay, indemnify, and hold Porter Capital harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from, any delay in paying any stamp, excise, and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, the Transaction Documents; (d) pay for monthly statements at $0.73 each plus all postage expended by Porter Capital to mail invoices and otherwise collect the accounts; (e) pay the fees and interest set forth on Exhibit “B” attached hereto and made a part thereof; (f) pay for field examinations at the rate of eight hundred fifty dollars per person per day plus expenses, provided however unless there exists a Default hereunder the Company shall only be obligated to pay for one field examination during each term of this Agreement; (g) pay, indemnify and hold Porter Capital harmless from and against any and all claims, liabilities, obligations, losses, potential losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, whether threatened, pending or determined (including attorney's fees and court costs now or hereafter arising from this Agreement or any activities of the Company (referred to as the "indemnified liabilities"); provided that the Company shall have no obligation hereunder to Porter Capital with respect to indemnified liabilities arising from the gross negligence or willful misconduct of Porter Capital.  The covenants of this paragraph shall survive the termination of this Agreement.

Commercial Financing Agreement

COMMERCIAL FINANCING AGREEMENT

11.  Term.
11.1  This Agreement shall be effective for a period commencing on the date hereof and continuing until the close of business on the last day of July, 2010 (the "Initial Term").  This Agreement shall be deemed to be automatically renewed for an additional semi-annual term at the expiration of the Initial Term, and thereafter to be automatically renewed for succeeding semi-annual terms at the end of the first and each succeeding renewal term, unless the Company shall deliver written notice of cancellation to Porter Capital not earlier than ninety days and not later than thirty days prior to the expiration date of the Initial Term or any succeeding renewal term.  No such termination shall terminate or otherwise affect Company's obligations hereunder incurred or accrued prior to such termination.
11.2  The Company shall pay Porter Capital a combined application and due diligence fee in the amount of $395.00 on the first day of each term hereunder, which amount, at the option of Porter Capital, may be deducted from any amounts otherwise due from Porter Capital to the Company.
11.3  The representations, warranties and covenants of the Company and the remedies of Porter Capital for a breach of such representations, warranties and/or covenants, shall survive the termination of this Agreement, and such termination shall not affect the rights of Porter Capital to enforce its remedies under the Transaction Documents against the Company or against any Collateral after a default by the Company.  Upon termination, the Company shall remain fully responsible to Porter Capital for the Obligations and any Purchased Receivables purchased prior to such termination.  Additionally, Porter Capital shall maintain its security interest in the Collateral until all Obligations to Porter Capital have been paid in full.  Both parties agree that they will sign mutual releases on the termination of this Agreement and the satisfaction of all debt and obligations by the Company to Porter Capital; and that providing the debt and all obligations to Porter have been paid in full, Porter will promptly sign UCC termination statements reasonably necessary for the Company’s and for each Accommodation Party’s use.

12.  Facility Fee; Credits.
12.1  The interest, fees and charges set forth on Exhibit “B” have been established after negotiations between the Company and Porter Capital on the assumption that the Company will tender to Porter Capital for purchase hereunder acceptable Accounts Receivable averaging at least two million five hundred thousand dollars a month (the "Base Purchase Amount") during the Initial Term and each renewal term.
12.2  An origination/commitment or underwriting fee of one-half of one percent of the Line of Credit established in Exhibit “B” shall be paid by the Company to Porter Capital at first funding during the Initial Term and a renewal or underwriting fee of one-half of one percent of the Line of Credit shall be paid at the beginning of each succeeding term.

13.  Disputed Accounts Receivable, Re-Purchase, etc.
13.1  Notice of Dispute.  Company agrees to promptly notify Porter Capital of any Customer Dispute between Company and any of its Customers.

Commercial Financing Agreement

COMMERCIAL FINANCING AGREEMENT

13.2  Re-purchase of Disputed Purchased Receivable.  Porter Capital shall be permitted to immediately reduce the Available Advance Amount by either i) the disputed portion of a Purchased Receivable subject to a Customer Dispute, if such Customer Dispute a) arises solely due to a discrepancy in volume or amount of materials being handled in connection with such Purchased Receivable and Company gives, within three (3) days becoming aware of same, the Customer a credit pertaining to such disputed portion (a “Volume Specific Customer Dispute”) or b) arises from any other cause or reason so long as the disputed portion is an amount that is not in excess of 10% of the amount of the corresponding Purchased Receivable and with such amount being confirmed by the Customer of the Purchased Receivable or Porter Capital within three (3) days of Company becoming aware of the Customer Dispute and Company issues within such period to the Customer a credit pertaining to same (a “10% Customer Dispute”), or ii) the full amount (or in the discretion of Porter Capital, the disputed portion) of a Purchased Receivable that is the subject of a Customer Dispute of any kind (other than a Volume Specific Customer Dispute or a 10% Customer Dispute), whether or not the same is valid or with merit, and such Account Receivable (or portion thereof) shall be deemed sold and assigned back to the Company (but nevertheless subject to the security interest of Porter Capital).  If such reduction by Porter Capital results in an Over-Advance, subject to section 8, herein, the Company shall within three (3) business days after notice thereof from Porter Capital  pay to Porter Capital the lesser of the Obligations or the full amount of such Over-Advance.  If repayment of the Over-Advance is timely made by the Company, Porter Capital will not assess the Over-Advance fees contemplated by Section 8 herein.  If repayment of the Over-Advance is not timely made, Porter Capital may, in its discretion, assess the Over-Advance fees contemplated by Section 8 herein. Invoices unpaid after ninety days from any Customer shall be deemed to be the subject of a Customer Dispute.  In accordance with the foregoing, Porter Capital may, at its sole discretion, require the Company to repurchase an account deemed the subject of a Customer Dispute, resulting in a concomitant reduction in the Available Advance Amount.  The repurchase of an Account Receivable (i) shall not constitute a reassignment of such Account Receivable, and the security interest therein shall remain in Porter Capital until expressly released, and (ii) shall not give rise to a payment obligation by the Company to Porter Capital, except to the extent that such repurchase and concomitant reduction in the Availability Advance Amount gives rise to an Over-Advance that is required to be repaid by the Company hereunder.  If after the Company repurchases Purchased Receivables, whether subject to a Customer Dispute or unpaid after ninety days, payments for the Purchased Receivables are received by the Company, the Company shall immediately deliver the payments to the Lockbox Account, and such proceeds so delivered will be applied against and in reduction of the Obligation.

14.           Warranties By Company.  As an inducement to and as a condition of Porter Capital's willingness to enter into this Agreement, and with full knowledge that the truth and accuracy of the warranties in this Agreement are being relied upon by Porter Capital, Company warrants as follows:
14.1  By its execution of each Invoice Schedule with respect to Accounts Receivable or acceptance of the Purchase Price with respect to a Purchased Receivable that:
14.1.1  The Company is the sole owner of such Purchased Receivable and such Purchased Receivable has not been previously assigned or encumbered in any manner (other than to Wells Fargo Bank as to which all previously granted security interests have been terminated and released); the Company has the full power and authority to sell such Purchased Receivable and its sale to Porter Capital has been duly authorized;
14.1.2  The goods or services listed or referred to in the Purchased Receivable have been shipped or rendered to the Customer, and the prices and terms of shipment set forth therein conform in all material respects to the terms of any related purchase order or agreement with the Customer;
14.1.3  The invoice representing the Purchased Receivable correctly sets forth the full purchase price of the goods and services covered thereby, and such amount, less only the applicable trade discounts and allowances stated therein, if any, is due and owing from the Customer, subject to no known set-offs, deductions, disputes, contingencies or counterclaims against the Company or the invoice, and payment thereof is not contingent upon fulfillment of any obligation other than delivery of the goods or services referred to in such invoice; and Company represents that its invoices do not represent a delivery of merchandise or services upon consignment, guaranteed sale, or similar term.
14.2  Company is validly existing and in good standing under the laws of the state in which it is incorporated and is properly licensed and authorized to operate the business it conducts under its corporate name or any trade name of and is authorized to do business in every jurisdiction in which it conducts business.
14.3  Each Customer's business is solvent to best of Company's information and knowledge.

Commercial Financing Agreement

COMMERCIAL FINANCING AGREEMENT

14.4  Company is, or will be at the time of the purchase by Porter Capital, the lawful owner of and have good and undisputed title to the Purchased Receivables.
14.5  Company does not own, control or exercise dominion over, in any way whatsoever, the business of any account-debtor/Customer whose Accounts Receivable are to be purchased by Porter Capital and shall not change or modify the terms of any Account Receivable with any Customer, other than in a commercially reasonable manner, consistent with past practice as to which Porter Capital is promptly advised, unless Porter Capital first consents to such change in writing.  By way of example only, Company shall not extend a Customer's credit beyond sixty (60) days without Porter Capital's prior written consent.
14.6  All financial records, statements, books or other documents of Company furnished to Porter Capital for review at any time, either before or after the signing of this Agreement, are true and accurate.  Company has no outstanding state, federal, or local tax liabilities that are overdue or are not otherwise the subject of a bona fide dispute being pursued in compliance with applicable governmental rules and regulations as for which Company has established appropriate reserves, and has filed all tax returns or other documents as required by law.
14.7  Company will not, under any circumstances or in any manner whatsoever, interfere with any of Porter Capital's rights under this Agreement or misdirect any purchase as defined in the attached Exhibit “G”.
14.8  Company shall not factor, finance, give a security interest or sell any of its Accounts Receivable or any of its Collateral to any person or entity other than Porter Capital during the term of this Agreement, nor shall any Accounts Receivable to be purchased under this Agreement be previously sold, pledged or encumbered by Company or any other person or entity in any manner whatsoever, other than Wells Fargo Bank, as to which all previously granted security interests have been terminated and released.
14.9  Company shall not permit the placement of any lien, security interest, or encumbrance on the Collateral except with the prior written consent of Porter Capital and shall maintain all of the Collateral in good order and in an operating state, condition, and repair.

15.  Security Interest.  To secure the payment of all advances, Over-Advances, all loans, and any other sums which have or may become due by the Company to Porter Capital under this Agreement and also to secure any other indebtedness or liability of the Company to Porter Capital, direct or indirect, absolute or contingent, due or to become due, liquidated or unliquidated, determined or undetermined, now existing or hereafter arising, including without limitation all future advances or loans which may be made at the option of Porter Capital to the Company and attorneys' fees (hereinafter referred to as "Obligations"), Company hereby grants, conveys and mortgages to Porter Capital the Collateral as defined in the Security Agreement.

16.  Financing Statements, Security Agreement and Transaction Documents.  The Company and/or its principals shall execute such security agreements as Porter Capital may reasonably request to perfect the security interest granted hereunder, including but not limited to the Security Agreement, (a true copy of which is annexed hereto, made a part hereof and is marked Exhibit "D"), Corporate Resolutions (a true copy of which is annexed hereto, made a part hereof and is marked Exhibit "E"); the Performance Covenant and Waiver (a true copy of which is annexed hereto, made a part hereof and is marked Exhibit "F"). the Misdirected Payment Agreement (a true copy of which is annexed hereto, made a part hereof and is marked Exhibit “G”), a Tax Form 8821 and 2848 (a true copy of which is annexed hereto, made a part hereof and is marked Exhibit “H”) listing Porter Capital Corporation as Appointee for the purpose of notification of delinquent payroll tax, corporate tax or unemployment tax, a validity guaranty (a true copy of which is annexed hereto, made a part hereof and is marked Exhibit "I"), and a monthly report authorization.  Further the Company will use all best efforts to have all of its landlords execute and deliver to Porter Capital the Landlord’s Waiver and Consent (a true copy of which is annexed hereto, made a part hereof and is marked Exhibit "J"), and if requested by Porter Capital a mortgagee’s waiver of similar form. The Company hereby authorizes Porter Capital or its agents or assigns to sign and execute on its behalf, any and all necessary forms to evidence the foregoing or to perfect the security interest granted hereunder or thereunder. Further, the Company consents to Porter Capital publishing a tombstone announcement or other brief announcement of their experience/story for its marketing endeavors.

Commercial Financing Agreement

COMMERCIAL FINANCING AGREEMENT

17.  Financial Records.  During the term of this Agreement, Company agrees to provide Porter Capital with its and its guarantors’ financial statements and records and such other information as may be reasonably requested by Porter Capital from time to time, and each quarter, within forty-five days following the end of the respective quarter, shall furnish an updated customer list with customer names, contact names, addresses, and phone numbers, as well as a complete and current payables-aging report and within five business days after the filing with the Securities and Exchange Commission, copies of all annual and quarterly Forms 10-K and 10-Q, respectively.

18.  Notice of Levy.  Company shall promptly notify Porter Capital of any attachment or any other legal process levied against Company or if known to the Company, any of Company's Customers which is in excess of $50,000.00.  Company's failure to do so shall be a Default hereunder, as contemplated by Section 24 herein.

19.  No Pledge. Company shall not, at any time during the term of this Agreement, pledge the credit of Porter Capital to any person or business for any purpose whatsoever.

20.  Book Entry.  Company shall, immediately upon the sale of an Account Receivable to Porter Capital, make proper entries on its books and records disclosing the absolute sale and assignment of such Account Receivable to Porter Capital.

21. Misdirected Payments. All remittances received by the Company on any Account Receivable sold to Porter Capital shall be held by the Company in trust as a fiduciary for Porter Capital, separate and apart from the Company’s own properties and funds (except that payments received by the Company by credit card will be deposited into the Company operating account and such amount will be delivered over to Porter Capital within three (3) business days thereafter.  Notwithstanding that the Company has agreed to pay the Misdirected Payment Fee, the Company shall, by the third business day following the date of receipt of the Misdirected Payment, deliver to Porter Capital either the payment in the identical form received or the cash equivalent of the amount of the Misdirected Payment (with delivery deemed to have been made when same are deposited with a nationally recognized overnight courier).  In the event any goods shall be returned to, reclaimed, or repossessed by the Company, such goods shall be held by the Company in trust as a fiduciary for Porter Capital, separate and apart from the Company’s own property and subject to Porter Capital’s direction and control.

22. Attorney’s Fees. The Company agrees to reimburse Porter Capital on demand for the following:
22.1  the actual amount of all fees, costs, and expenses, including but not limited to reasonable attorneys’ fees, which Porter Capital may incur in any action to enforce this Agreement or any related transaction, or in connection with any federal or state bankruptcy or insolvency proceeding commenced by or against the Company, (including but not limited to any complaint to determine non-dischargeablility of the guarantor’s obligations); and
22.2  the actual fees, expenses, and costs, including but not limited to photocopying (which, if performed by Porter Capital’s employees, shall be at a rate of $.25/page), travel, expert witness fees, attorneys’ fees, and all other fees, costs, and expenses incurred in complying with any subpoena or other legal process attendant to any litigation in which the Company is a party.

23.  Power of Attorney.  Company irrevocably appoints Porter Capital, or any person designated by Porter Capital, its special attorney-in-fact, or agent, with power to: (1) strike out Company's address on all invoices or statements of account mailed to Customers and substitute Porter Capital's address; (2) receive and open all mail addressed to Company or to Company's trade name via Porter Capital address;  (3) endorse the name of Company or Company's trade name on any checks or other evidences of payment, invoices or other documents that may come into the possession of Porter Capital on Accounts Receivable or on which Porter Capital holds a security interest; (4) in Company's name, or otherwise, demand, sue for, collect, and subject to Company's prior written approval, compromise, prosecute, or defend any action, claim, or proceedings and give releases for any and all monies due or to become due; (5) do any and all things reasonably necessary and proper to carry out the purpose intended by this Agreement.  The authority granted Porter Capital shall remain in full force and effect until all Accounts Receivable sold and/or assigned to Porter Capital have been paid in full.

Commercial Financing Agreement

COMMERCIAL FINANCING AGREEMENT

24.  Default.  Any one or more of the following shall constitute a default hereunder (a "Default") provided same is not cured by the Company within fifteen (15) days after receipt of written notice from Porter Capital:
24.1	Company's failure to pay any indebtedness or Obligations (including legal fees and expenses) to Porter Capital when due;
24.2
Company's breach of any material term, provision, warranty, or representation under this Agreement, or under any other agreement or contract between Company and Porter Capital, or Obligation of Company to Porter Capital;

24.3
Porter Capital shall reasonably believe that Company is failing to tender all of its Accounts Receivable to Porter Capital for purchase; or the Company shall have failed to tender Accounts Receivable equal to 20% of the Annual Base Purchase Amount (being the Base Purchase Amount multiplied by twelve) during any calendar quarter; or the Company shall have failed to tender Accounts Receivable to Porter Capital for purchase for a period of thirty or more consecutive days;

24.4
The Company shall instruct any Customer to mail or deliver payment on Accounts Receivable to the Company or to any person other than Porter Capital (excluding hand delivering of checks for payments by a Customer incident to a Customer meeting), provided, however that if the Company receives payment directly from a Customer in accordance with the terms of this Agreement, same shall not constitute a Default, so long as such payment is delivered to Porter Capital or to the Lockbox (with delivery deemed to have been made when the same is deposited with a nationally recognized overnight courier) within three (3) business days after the receipt thereof by the Company;

24.5
The appointment of any receiver or trustee for all or a substantial portion of the assets of Company, the filing of a general assignment for the benefit of creditors by Company or a voluntary or involuntary filing under any bankruptcy or similar law which is not dismissed with prejudice within 90 days;

24.6	The issuance of any levies of attachment, execution, tax assessments, or similar process against the Accounts Receivable which is not released within thirty days;
24.7
If any financial statements, profits-and-loss statements, borrowing certificates or schedules, or other statements furnished by Company to Porter Capital prove false or incorrect in any material respect;

24.8
Failure of the Company to pay all taxes to every government agency in a timely manner, except to the extent that such taxes are the subject of a bona fide dispute being pursued in accordance with applicable governmental rules and regulations, and as to which the Company has established adequate reserves;

24.9
Notwithstanding the fifteen (15) day notice period set forth above, the failure of the Company to timely deliver to Porter Capital any Misdirected Payment remittance received by the Company on a Purchased Account within three (3) business days;

24.10	Insolvency, bankruptcy, or dissolution of the Company or a Material Accommodation Party.
24.11	Failure of the Company to maintain the financial covenants and comply with the covenants set forth in Exhibit “B”;
24.12
Notwithstanding the fifteen (15) day notice period set forth above, failure of the Company to cure a Default under the Misdirected Payment Agreement, the Performance Covenant and Waiver, or a Validity Guaranty within three (3) business days after receipt of written notice from Porter Capital; and

24.13	Any false or materially misleading representations or warranties made or given by the Company in connection with this Agreement or any other agreement given by the Company to Porter Capital.

Commercial Financing Agreement

COMMERCIAL FINANCING AGREEMENT

25.  Remedies Upon Default.  In the event of any Default Porter Capital shall have the following cumulative rights and remedies:
25.1	Declare the Obligations immediately due and payable;
25.2	Enforce the security interest given hereunder;
25.3	Require Company to assemble any Collateral secured hereunder and the records pertaining thereto and make them available to Porter Capital at a place designated by Porter Capital;
25.4	Enter the premises of Company and take possession of any Collateral not then in its possession and of the records pertaining thereto;
25.5	Grant extensions, compromise claims, and settle Accounts Receivable for less than face value, all without prior notice to Company;
25.6	Use, in connection with any assembly or disposition of the Collateral, any trademark, trade name, trade style, copyright, patent right, or technical process used or utilized by Company; and
25.7	Return any surplus realized and hold Company liable for any deficiency.
25.8
Interest shall accrue on any outstanding Obligations (including unpaid legal fees and expenses) at the rate of two percent in excess of the Interest Rate charged under this Agreement as set forth in Exhibit B; and

25.9	Any and all other remedies allowed at law or under the Uniform Commercial Code.

26.  Binding Effect.  This Agreement shall inure to the benefit of and be binding upon the  successors, and assigns of both Company and Porter Capital.

27. Cumulative Rights.   All rights, remedies, and powers granted to Porter Capital in this Agreement, or in any note or other Agreement given by Company to Porter Capital, are cumulative and may be exercised singularly or concurrently with such other rights as Porter Capital may have.  These rights may be exercised from time to time as to all or any part of the Collateral as Porter Capital in its discretion may determine.

28.  Written Waiver. Porter Capital shall not be deemed to have waived any right or remedy it may have hereunder unless such waiver is in writing and signed by Porter Capital.  A waiver by Porter Capital of a right or remedy under this Agreement on one occasion shall not be deemed a waiver of a right or remedy on any subsequent occasion.

29.  Governing Law and Jurisdiction.
29.1  This Agreement is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of Alabama and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of Alabama.  No defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of Alabama.  The parties agree that Alabama bears a reasonable relationship to this transaction.
29.2  The parties hereto agree to submit to personal jurisdiction and acknowledge they have sufficient  minimum contacts with the State of Alabama in any action or proceeding arising out of this Agreement and, in furtherance of such agreement, they hereby agree and consent that without limiting other methods of obtaining jurisdiction, that personal jurisdiction in any such action or proceeding may be obtained within or without the jurisdiction of any court located in Alabama and that any process or notice or motion or other application to any such court in connection with any such action or proceeding may be served by registered or certified mail, return receipt requested, to or by personal service at their last known address whether such address be within or without the jurisdiction of any such court.  In the event of litigation between Porter Capital and the Company, the Company agrees that any requirement for a bond, be it for any order or other action in court, shall not exceed two hundred and fifty dollars.

Commercial Financing Agreement

COMMERCIAL FINANCING AGREEMENT

30.  Invalid Provisions.  If any provision of this Agreement shall be declared illegal or contrary to law, it is agreed that such provision shall be disregarded and this Agreement shall continue in force as though such provisions had not been incorporated herein.  If a law, which applies to this Agreement and which sets maximum loan charges, is finally interpreted so that the fees and commissions charged by Porter Capital to Company or other charges collected or to be collected in connection with this Agreement exceed the permitted limits under any applicable law or statute, then: (i) any such fee or commission shall be reduced by the amount necessary to reduce the charges to the permitted limit; and (ii) any sums already collected from the Company which exceed permitted limits will be applied and shall be deemed to have been payments in reduction of the obligations hereunder.

31.  Further Instruments.  Company agree that, upon request from time to time of Porter Capital, it will, at its expense, execute, acknowledge and deliver all such additional instruments and further assurances and will do or cause to be done all such further acts and things as may be reasonably necessary to fully establish, confirm or perfect from time to time the security interest of Porter Capital in the Collateral and to fully establish, confirm or perfect from time to time the intention of this Agreement.

32.   No Jury Trial.  The Company hereby irrevocably and unconditionally waives, and Porter Capital by its acceptance of this Agreement irrevocably and unconditionally waives, any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Agreement.

33. Entire Agreement.  This instrument contains the entire Agreement between the parties.  Any addendum or modification hereto must be signed by both parties in order to have any force or effect.

34.   Notices.  All notices, demands or requests (collectively, "Notice") made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party or parties to whom or to which such Notice is being sent, by certified or registered mail, return receipt requested, reputable overnight courier or delivered by hand with receipt acknowledged in writing to the addresses first hereinabove set forth.  All notices shall be deemed given as follows: (a) if by hand, immediately upon delivery along with said receipt evidencing such by hand delivery; (b) if certified or registered mail, return receipt requested, postage prepaid on the fifth (5th) business day after mailing; if by nationally recognized overnight courier or any other overnight delivery service, on the first business day after dispatch.  All notices may be given either by a party or such party's attorneys.

35.  Effective Date.  This Agreement shall be effective only upon its execution by a duly authorized officer of Porter Capital.

36.  Duplicate Originals.  This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

37. Headings, Etc.  The headings, titles and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

COMPANY:
PURE EARTH MATERIALS, INC., a Pennsylvania corporation

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	Treasurer

Commercial Financing Agreement

COMMERCIAL FINANCING AGREEMENT

PEI DISPOSAL GROUP, INC., a Delaware corporation

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	Treasurer

PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	Treasurer

PURE EARTH RECYCLING (NJ), INC., a Delaware corporation

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	Treasurer

PORTER CAPITAL:
PORTER CAPITAL CORPORATION

	By:	/s/ Ron Williamson
	Print Name:	Ron Williamson
	Title:	EVP, a duly authorized officer

Commercial Financing Agreement

Notification/Change of Remittance Address

NOTIFICATION/CHANGE OF REMITTANCE ADDRESS

Dear Accounts Payable Manager:

In order to accommodate the changes and growth of our business, PURE EARTH MATERIALS, INC. has obtained the services of PORTER CAPITAL CORPORATION as a source of accounts receivables management and capital funding.  The availability of this service enables us to streamline our accounts receivables department and better serve our customers in a more efficient manner.  Therefore, we wish to inform you that payment on all invoices dated _________________onward should be made payable to and mailed directly to:

PURE EARTH MATERIALS, INC.	or	Wire Transfer or ACH to:
c/o Porter Capital Corporation		Columbus Bank & Trust
P.O. Box 12105		Columbus, GA 31901
Birmingham, AL 35202		Routing & Transit 061100606
Birmingham, AL 35202
Account #30101603
For Further Credit: PURE
EARTH MATERIALS, INC.

This Assignment has been duly recorded under Alabama statues and under the Uniform Commercial Code.  Please make the proper notification on your ledger.

If you have questions concerning your billing, please call Porter Capital Corporation at 205-322-5442 or 1-800-737-7344.

This notice and instruction remains in full force and in effect until Porter Capital Corporation again notifies you in writing to the contrary.

Sincerely
PURE EARTH MATERIALS, INC., a Pennsylvania corporation

By:
Print Name:
Title:

PORTER CAPITAL CORPORATION

By:
Print Name:	Ron Williamson
Title:	EVP

Commercial Financing Agreement

Notification/Change of Remittance Address

NOTIFICATION/CHANGE OF REMITTANCE ADDRESS

Dear Accounts Payable Manager:

In order to accommodate the changes and growth of our business, PEI DISPOSAL GROUP, INC. has obtained the services of PORTER CAPITAL CORPORATION as a source of accounts receivables management and capital funding.  The availability of this service enables us to streamline our accounts receivables department and better serve our customers in a more efficient manner.  Therefore, we wish to inform you that payment on all invoices dated _________________onward should be made payable to and mailed directly to:

PEI DISPOSAL GROUP, INC.	or	Wire Transfer or ACH to:
c/o Porter Capital Corporation		Columbus Bank & Trust
P.O. Box 12105		Columbus, GA 31901
Birmingham, AL 35202		Routing & Transit 061100606
Birmingham, AL 35202
Account #30101603
For Further Credit: PEI
DISPOSAL GROUP, INC.

This Assignment has been duly recorded under Alabama statues and under the Uniform Commercial Code.  Please make the proper notification on your ledger.

If you have questions concerning your billing, please call Porter Capital Corporation at 205-322-5442 or 1-800-737-7344.

This notice and instruction remains in full force and in effect until Porter Capital Corporation again notifies you in writing to the contrary.

Sincerely
PEI DISPOSAL GROUP, INC., a Delaware corporation

By:
Print Name:
Title:

PORTER CAPITAL CORPORATION

By:
Print Name:	Ron Williamson
Title:	EVP

Commercial Financing Agreement

Notification/Change of Remittance Address

NOTIFICATION/CHANGE OF REMITTANCE ADDRESS

Dear Accounts Payable Manager:

In order to accommodate the changes and growth of our business, PURE EARTH TRANSPORTATION & DISPOSAL, INC. has obtained the services of PORTER CAPITAL CORPORATION as a source of accounts receivables management and capital funding.  The availability of this service enables us to streamline our accounts receivables department and better serve our customers in a more efficient manner.  Therefore, we wish to inform you that payment on all invoices dated _________________onward should be made payable to and mailed directly to:

PURE EARTH	or	Wire Transfer or ACH to:
TRANSPORTATION &		Columbus Bank & Trust
DISPOSAL, INC.		Columbus, GA 31901
c/o Porter Capital Corporation		Routing & Transit 061100606
P.O. Box 12105		Birmingham, AL 35202
Birmingham, AL 35202		Account #30101603
For Further Credit: PURE
EARTH TRANSPORTATION &
DISPOSAL, INC.

This Assignment has been duly recorded under Alabama statues and under the Uniform Commercial Code.  Please make the proper notification on your ledger.

If you have questions concerning your billing, please call Porter Capital Corporation at 205-322-5442 or 1-800-737-7344.

This notice and instruction remains in full force and in effect until Porter Capital Corporation again notifies you in writing to the contrary.

Sincerely
PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation

By:
Print Name:
Title:

PORTER CAPITAL CORPORATION

By:
Print Name:	Ron Williamson
Title:	EVP

Commercial Financing Agreement

Notification/Change of Remittance Address

NOTIFICATION/CHANGE OF REMITTANCE ADDRESS

Dear Accounts Payable Manager:

In order to accommodate the changes and growth of our business, PURE EARTH RECYCLING (NJ), INC. has obtained the services of PORTER CAPITAL CORPORATION as a source of accounts receivables management and capital funding.  The availability of this service enables us to streamline our accounts receivables department and better serve our customers in a more efficient manner.  Therefore, we wish to inform you that payment on all invoices dated _________________onward should be made payable to and mailed directly to:

PURE EARTH RECYCLING (NJ),	or	Wire Transfer or ACH to:
INC.		Columbus Bank & Trust
c/o Porter Capital Corporation		Columbus, GA 31901
P.O. Box 12105		Routing & Transit 061100606
Birmingham, AL 35202		Birmingham, AL 35202
Account #30101603
For Further Credit: PURE
EARTH RECYCLING (NJ), INC.

This Assignment has been duly recorded under Alabama statues and under the Uniform Commercial Code.  Please make the proper notification on your ledger.

If you have questions concerning your billing, please call Porter Capital Corporation at 205-322-5442 or 1-800-737-7344.

This notice and instruction remains in full force and in effect until Porter Capital Corporation again notifies you in writing to the contrary.

Sincerely
PURE EARTH RECYCLING (NJ), INC., a Delaware corporation

By:
Print Name:
Title:

PORTER CAPITAL CORPORATION

By:
Print Name:	Ron Williamson
Title:	EVP

Commercial Financing Agreement

Exhibit “A”	Attachment to UCC-1

EXHIBIT A - Attachment to UCC-1  — Description of Collateral
Secured Party:  PORTER CAPITAL CORPORATION

All of the following, whether now existing or hereafter arising, are collateral ("Collateral") covered by this financing statement:

All of Debtor’s (a) Accounts; (b) Inventory; (c) cash; (d) now owned or hereafter acquired lockbox, blocked accounts, and any other deposit accounts and deposits maintained with any financial institution into which proceeds of the Collateral are or may be deposited; (e) rights to payments for good sold and/or services rendered that are or become evidenced by Instrument, (f) payment intangibles and letter of credit rights; (g) credit insurance with respect to Accounts; (h) all books and records and general intangibles evidencing or containing information relating to any of the Collateral or otherwise necessary of helpful in the collection thereof or the realization thereon; (i) all other forms of obligations owing to Debtor arising from the sale of inventory or the rendition of services, or constituting collateral or supporting obligations for the payment of any account debtor’s obligation to Debtor, including but not limited to letters of credit and all proceeds thereof; (j) all guarantees, security, and liens which Debtor may hold for the payment or performance of any item of Collateral (including, without limitation, all rights of stoppage in transit, replevin, and reclamation and as an unpaid vendor or lienor); (k) all rights to goods represented by any item of Collateral or the sale of which goods gave rise to any item of Collateral including, without limitation, all rights upon return, replevin, or repossession of such goods, all documents of title, warehouse receipts, bills of lading, books, records and other documents relating to any of the Collateral; (l) all of Debtor’s inventory, wherever located, and including, without limitation, all raw materials, supplies work in process, and finished products manufactured by and/or held for sale or lease or to be furnished in connection with the business of Debtor, as well as any and all computer code, software, software products, or databases relating specifically to the Collateral; (m) all proceeds of any item of Collateral and all proceeds of such proceeds, including, without limitation, all payments under any indemnity, warrant or guaranty payable with respect to the Collateral, all awards for taking by eminent domain, and all proceeds of fire or other insurance; (n) all cash and non-cash proceeds of all of the foregoing, and (o) all books, records, and lists relating specifically to the Collateral, in whatever form maintained.

Provided however, the foregoing notwithstanding, the account containing the six month interest reserve pertaining to Debtor’s obligations to Susquehanna Bank and the money balance contained therein shall not be considered a part of the Collateral.

All terms capitalized in this definition shall have the meaning set forth for such terms in the Uniform Commercial Code as enacted in the State of Alabama ("UCC").

Although proceeds are covered herein, the secured party in no way has authorized sale of the Collateral by the Debtor. NOTE: PURSUANT TO AN AGREEMENT BETWEEN DEBTOR & SECURED PARTY, DEBTOR HAS AGREED THAT IT WILL NOT FURTHER ENCUMBER THE ASSETS DESCRIBED ABOVE.

The undersigned being the entities who are parties to a Security Agreement in favor of Porter Capital Corporation and the Debtor in the above attachment to the UCC hereby authorizes Porter Capital Corporation to file a UCC financing statement against Company and Accommodation Party containing the above:

PURE EARTH MATERIALS, INC., a Pennsylvania corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

Commercial Financing Agreement

Exhibit “A”	Attachment to UCC-1

PEI DISPOSAL GROUP, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH RECYCLING (NJ), INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	CFO

PURE EARTH ENVIRONMENTAL, INC, a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

REZULTZ, INCORPORATED, a New Jersey corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

BIO METHODS LLC, a Delaware limited liability company

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “A”	Attachment to UCC-1

PURE EARTH MATERIALS (NJ) INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

JUDA CONSTRUCTION, LTD, a New York corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	President

ECHO LAKE BROWNFIELD, LLC, a Connecticut limited liability company

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

NEW NYCON, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH ENERGY RESOURCES, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “H”	Tax Form 8821 and 2848

Internal Revenue Tax Forms 8821 and 2848 are attached hereto and made a part hereof.

IN WITNESS WHEREOF, the undersigned has duly executed the Tax Forms 8821 and 2848 as of the 11th  day of February, 2010.

PURE EARTH MATERIALS, INC., a Pennsylvania corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PEI DISPOSAL GROUP, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH RECYCLING (NJ), INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “B”

EXHIBIT "B"

Line of Credit
Upon the mutual execution of this Agreement, Porter Capital will open an accounts receivable line of credit in the amount of $5,000,000.00 for the Company under which Porter Capital will, subject to the terms and conditions herein, assuming that no Default is continuing, make loans and advances to the Company on a revolving basis in amounts requested by the Company from time to time, but not in excess of the lesser of the $5,000,000.00 or the Available Advance Amount.
All such advances made to Company by Porter Capital shall constitute Obligations hereunder.
All requests for loans and advances by the Company shall be received by Porter Capital no later than Noon, New York time on the business day that an advance is required.  The Company authorizes Porter Capital to make loan and advances hereunder based on telephonic or e-mail request made by officers of the Company that the Company has authorized in writing to request such advances, as reflected in Porter Capital’s records.  In exchange for said line, Company shall pay the commitment fees contemplated by Section 12.2 of this Agreement.

Fees
The Company shall pay a Invoice Service Fee equal to 0.95% charged monthly on the daily outstanding principal balance under the Line of Credit.

Interest
Interest shall be charged by Porter Capital on the daily outstanding principal balance of the Line of Credit (including all advances, and Over-Advances) at the Prime Rate plus two and one-half percent on an annualized basis charged daily, collected at the end of each month.

Prime Rate
The Prime Rate as used herein shall be the greater of the prime rate as published in the Wall Street Journal as the "Prime Rate" (base rate on corporate loans posted by at least 75% of the nation's 30 largest banks) or five percent per annum.  The Prime Rate is a reference rate used by Porter Capital in computing and adjusting interest.  It is subject to increase, decrease or change, and is only one of the reference rates or indices that the Porter Capital uses.  Porter Capital may lend to others at rates of interest at, or greater or less than, the Prime Rate or the rate provided herein.  The Prime Rate may change as often as daily.  Any change in the interest rate resulting from a change in the Prime Rate shall take effect upon the change in the Prime Rate.  In the event a "Prime Rate" is not published in the Wall Street Journal then the Prime Rate used herein shall be the greater of the highest prime rate of the three largest banks located in New York, as they shall announce or publish from time to time as their prime rate or five percent per annum.  Interest from date on the outstanding unpaid principal balance shall be computed on the basis of a 360 day year by multiplying the product of the principal amount outstanding and the applicable rate by the actual amount of days elapsed and dividing by 360.

Lockbox
Collections shall be made to a lockbox located in Ridgefield, Connecticut, or Birmingham, Alabama, as mutually agreed on by the Company and Porter Capital.

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “C”	Invoice Acknowledgement Agreement

PORTER CAPITAL CORPORATION
  Working Capital Overnight™
  2112 First Avenue North, Birmingham, Alabama  35203     *    205-322-5442
  Fax: 205-322-7719   * Offices in New York and Connecticut

[date]
[name and address of account debtor]

Re:  Invoice Acknowledgement Agreement

Ladies and Gentlemen:

PURE EARTH MATERIALS, INC. (“Vendor”) has requested that we accept an assignment of the invoice(s) listed below (the “Invoices”).  Accordingly, payment of the Invoices must be made directly to us at Porter Capital Corporation, P.O. Box 12105, Birmingham, AL  35202.

To induce us to accept and rely upon this agreement, please confirm that the Invoices will be paid to us without setoff, defense, counterclaim or recoupment.  For our mutual benefit, should litigation arise between us relating to our relationship with the Vendor, the prevailing party shall be entitled to recover all costs, expenses, and actual attorney’s fees.  The signor below is duly authorized to sign this agreement.  The Invoices are:

DATE	INVOICE NUMBER	AMOUNT
$
$

Please feel free to contact us should you have any question regarding this letter agreement.

Very truly yours,

PORTER CAPITAL CORPORATION

CONFIRMED:

PURE EARTH MATERIALS, INC., a
Pennsylvania corporation

By:
Print Name:
Title:
ACCEPTED AND AGREED TO BY ACCOUNT DEBTOR:

By:
Print Name:
Title:

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “C”	Invoice Acknowledgement Agreement

PORTER CAPITAL CORPORATION
  Working Capital Overnight™
  2112 First Avenue North, Birmingham, Alabama  35203     *    205-322-5442
  Fax: 205-322-7719   * Offices in New York and Connecticut

[date]
[name and address of account debtor]

Re:  Invoice Acknowledgement Agreement

Ladies and Gentlemen:

PEI DISPOSAL GROUP, INC. (“Vendor”) has requested that we accept an assignment of the invoice(s) listed below (the “Invoices”).  Accordingly, payment of the Invoices must be made directly to us at Porter Capital Corporation, P.O. Box 12105, Birmingham, AL  35202.

To induce us to accept and rely upon this agreement, please confirm that the Invoices will be paid to us without setoff, defense, counterclaim or recoupment.  For our mutual benefit, should litigation arise between us relating to our relationship with the Vendor, the prevailing party shall be entitled to recover all costs, expenses, and actual attorney’s fees.  The signor below is duly authorized to sign this agreement.  The Invoices are:

DATE	INVOICE NUMBER	AMOUNT
$
$

Please feel free to contact us should you have any question regarding this letter agreement.

Very truly yours,

PORTER CAPITAL CORPORATION

CONFIRMED:

PEI DISPOSAL GROUP, INC., a
Delaware corporation

By:
Print Name:
Title:
ACCEPTED AND AGREED TO BY ACCOUNT DEBTOR:

By:
Print Name:
Title:

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “C”	Invoice Acknowledgement Agreement

PORTER CAPITAL CORPORATION
  Working Capital Overnight™
  2112 First Avenue North, Birmingham, Alabama  35203     *    205-322-5442
  Fax: 205-322-7719   * Offices in New York and Connecticut

[date]
[name and address of account debtor]

Re:  Invoice Acknowledgement Agreement

Ladies and Gentlemen:

PURE EARTH TRANSPORTATION & DISPOSAL, INC. (“Vendor”) has requested that we accept an assignment of the invoice(s) listed below (the “Invoices”).  Accordingly, payment of the Invoices must be made directly to us at Porter Capital Corporation, P.O. Box 12105, Birmingham, AL  35202.

To induce us to accept and rely upon this agreement, please confirm that the Invoices will be paid to us without setoff, defense, counterclaim or recoupment.  For our mutual benefit, should litigation arise between us relating to our relationship with the Vendor, the prevailing party shall be entitled to recover all costs, expenses, and actual attorney’s fees.  The signor below is duly authorized to sign this agreement.  The Invoices are:

DATE	INVOICE NUMBER	AMOUNT
$
$

Please feel free to contact us should you have any question regarding this letter agreement.

Very truly yours,

PORTER CAPITAL CORPORATION

CONFIRMED:

PURE EARTH TRANSPORTATION &
DISPOSAL, INC., a Delaware corporation

By:
Print Name:
Title:
ACCEPTED AND AGREED TO BY ACCOUNT DEBTOR:

By:
Print Name:
Title:

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “C”	Invoice Acknowledgement Agreement

PORTER CAPITAL CORPORATION
  Working Capital Overnight™
  2112 First Avenue North, Birmingham, Alabama  35203     *    205-322-5442
  Fax: 205-322-7719   * Offices in New York and Connecticut

[date]
[name and address of account debtor]

Re:  Invoice Acknowledgement Agreement

Ladies and Gentlemen:

PURE EARTH RECYCLING (NJ), INC. (“Vendor”) has requested that we accept an assignment of the invoice(s) listed below (the “Invoices”).  Accordingly, payment of the Invoices must be made directly to us at Porter Capital Corporation, P.O. Box 12105, Birmingham, AL  35202.

To induce us to accept and rely upon this agreement, please confirm that the Invoices will be paid to us without setoff, defense, counterclaim or recoupment.  For our mutual benefit, should litigation arise between us relating to our relationship with the Vendor, the prevailing party shall be entitled to recover all costs, expenses, and actual attorney’s fees.  The signor below is duly authorized to sign this agreement.  The Invoices are:

DATE	INVOICE NUMBER	AMOUNT
__________	_________________	$ _________
__________	_________________	$ _________

Please feel free to contact us should you have any question regarding this letter agreement.

Very truly yours,

PORTER CAPITAL CORPORATION

CONFIRMED:

PURE EARTH RECYCLING (NJ), INC.,
a New Jersey corporation

By:
Print Name:
Title:

ACCEPTED AND AGREED TO BY ACCOUNT DEBTOR:

By:
Print Name:
Title:

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “D”	Security Agreement

SECURITY AGREEMENT

Agreement (the "Agreement") made this 11th day of February, 2010 between PURE EARTH MATERIALS, INC., a Pennsylvania corporation, with an office for the transaction of business at 1000 Page Avenue, Lyndhurst, NJ, 07071, PEI DISPOSAL GROUP, INC., a Delaware corporation, with an office for the transaction of business at 1000 Page Avenue, Lyndhurst, NJ, 07071, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, with an office for the transaction of business at 1000 Page Avenue, Lyndhurst, NJ, 07071, and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation, with an office for the transaction of business at 3137 Chammings Court, Vineland, NJ, 08360 (hereinafter jointly, severally and collectively the "Company"), and PURE EARTH, INC., a Delaware corporation,  with an office for the transaction of business at One Neshaminy Interplex, Suite 201, Trevose, Pennsylvania, 19053, PURE EARTH ENVIRONMENTAL, INC, a Delaware corporation, with an office for the transaction of business at 36 Sheffield Street, Waterbury, CT, 06704, REZULTZ, INCORPORATED, a New Jersey corporation, with an office for the transaction of business at 3209 N. Mill Road, Vineland, NJ, 08360, BIO METHODS LLC, a Delaware limited liability company, with an office for the transaction of business at 36 Sheffield Street, Waterbury, CT, 06704, PURE EARTH MATERIALS (NJ) INC., a Delaware corporation, with an office for the transaction of business at 1000 Page Avenue, Lyndhurst, NJ, 07071, JUDA CONSTRUCTION, LTD, a New York corporation, with an office for the transaction of business at 1215 E. Bay Avenue, Bronx, NY 10474, ECHO LAKE BROWNFIELD, LLC, a Connecticut limited liability company, with an office for the transaction of business at 36 Sheffield Street, Waterbury, CT, 06704, NEW NYCON, INC., a Delaware corporation, with an office for the transaction of business at One Neshaminy Interplex, Suite 201, Trevose, Pennsylvania, 19053, and PURE EARTH ENERGY RESOURCES, INC., a Delaware corporation, with an office for the transaction of business at One Neshaminy Interplex, Suite 201, Trevose, Pennsylvania, 19053, (hereinafter jointly, severally and collectively the “Accommodation Party”), and PORTER CAPITAL CORPORATION, an Alabama corporation with offices for the transaction of business located at 292 Madison Avenue, NY, NY, 10017; 38 Grove Street – Building C, Ridgefield, CT 06877; and 2112 First Avenue North, Birmingham, Alabama 35203 ("Porter Capital").  For purposes of this Agreement, Pure Earth, Inc., New Nycon, Inc., Pure Earth Environmental, Inc., Rezultz, Incorporated, and Echo Lake Brownfields, LLC shall be sometimes referred to herein individually and collectively as the “Material Accommodation Party”. Company, Accommodation Party, and Porter Capital agree and shall be legally bound as follows:

W I T N E S S E T H

WHEREAS, Porter Capital and Company have this day entered into a commercial financing agreement and other related documents wherein Porter Capital has agreed to purchase certain accounts receivables and/or invoices of the Company under certain terms and conditions (collectively the "Commercial Financing Agreement"); and

WHEREAS, in order to secure the Company's payment of any sums which may become due under the Commercial Financing Agreement, Company and Accommodation Party are granting Porter Capital a security interest in all of their respective  Collateral (as that term is defined herein) all as more particularly set forth below;

NOW, THEREFORE, it is agreed as follows:

1.  Granting of Security Interest.  To secure the payment of any sums which have or may become due by the Company to Porter Capital pursuant to the Commercial Financing Agreement and also to secure any other indebtedness or liability of the Company and/or Accommodation Party to Porter Capital, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all future advances or loans which may be made at the option of Porter Capital to the Company (hereinafter referred to as "Obligations"), Company and Accommodation Party hereby grant and convey to Porter Capital a security interest in, and mortgage to Porter Capital the "Collateral" as defined in paragraph 2 below. The Company, Accommodation Party, and Porter Capital agree that at the termination of this Agreement both parties shall exchange mutual releases of all claims, each against the other, and that no liens against the Company’s or Accommodation Party’s assets shall be lifted until such releases are signed by all such parties.

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “D”	Security Agreement

2.  "The Collateral".  All of the following, whether now existing or hereafter arising, shall be deemed secured and mortgaged by this Agreement (the "Collateral"):

All of the Company’s and Accommodation Party’s (a) Accounts; (b) Inventory; (c) cash; (d) now owned or hereafter acquired lockbox, blocked accounts, and any other deposit accounts and deposits maintained with any financial institution into which proceeds of the Collateral are or may be deposited; (e) rights to payments for good sold and/or services rendered that are or become evidenced by Instrument, (f) payment intangibles and letter of credit rights; (g) credit insurance with respect to Accounts; (h) all books and records and general intangibles evidencing or containing information relating to any of the Collateral or otherwise necessary of helpful in the collection thereof or the realization thereon; (i) all other forms of obligations owing to Company or Accommodation Party arising from the sale of inventory or the rendition of services, or constituting collateral or supporting obligations for the payment of any account debtor’s obligation to Company or Accommodation Party, including but not limited to letters of credit and all proceeds thereof; (j) all guarantees, security, and liens which Company or Accommodation Party may hold for the payment or performance of any item of Collateral (including, without limitation, all rights of stoppage in transit, replevin, and reclamation and as an unpaid vendor or lienor); (k) all rights to goods represented by any item of Collateral or the sale of which goods gave rise to any item of Collateral including, without limitation, all rights upon return, replevin, or repossession of such goods, all documents of title, warehouse receipts, bills of lading, books, records and other documents relating to any of the Collateral; (l) all of Company’s or Accommodation Party’s inventory, wherever located, and including, without limitation, all raw materials, supplies work in process, and finished products manufactured by and/or held for sale or lease or to be furnished in connection with the business of Company or Accommodation Party, as well as any and all computer code, software, software products, or databases relating specifically to the Collateral; (m) all proceeds of any item of Collateral and all proceeds of such proceeds, including, without limitation, all payments under any indemnity, warrant or guaranty payable with respect to the Collateral, all awards for taking by eminent domain, and all proceeds of fire or other insurance; (n) all cash and non-cash proceeds of all of the foregoing, and (o) all books, records, and lists relating specifically to the Collateral, in whatever form maintained.

Provided however, the foregoing notwithstanding, the account containing the six month interest reserve pertaining to Company’s or Accommodation Party’s obligations to Susquehanna Bank and the money balance contained therein shall not be considered a part of the Collateral.

All terms capitalized in this definition shall have the meaning set forth for such terms in the Uniform Commercial Code as enacted in the State of Alabama ("UCC").

3.  Representations and Warranties.  Company and Accommodation Party represents and warrants to Porter Capital as follows:
(a)  To pay and perform all of the Obligations secured by this Agreement in accordance with their respective terms.
(b)  To defend title to the Collateral of the Company and the Material Accommodation Party against all persons and against all claims and demands whatsoever, which Collateral of the Company and the Material Accommodation Party, except for the security interest granted hereby, is  lawfully owned by the Company or the Material Accommodation Party, as the case may be, and is now free and clear of any and all liens, security interests, claims, charges, encumbrances, taxes and assessments except as may be set forth on Schedule 3(b) attached hereto.

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “D”	Security Agreement

(c)  On demand of Porter Capital to do the following: (i) furnish further assurances of title; (ii)  execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this Agreement; and (iii) execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of Porter Capital in the Collateral and pay all costs of filing in connection therewith.
(d)  To retain possession of the Collateral during the existence of this Agreement and not to sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of same, other than in the ordinary course of business, without the written consent of Porter Capital.  Although proceeds of the Collateral are covered herein, Porter Capital in no way has authorized sale of the Collateral by the Company, other than in the ordinary course of business.
(e)  To keep the Collateral at the principal office of the Company or Accommodation Party and not to remove the same, except in the ordinary course of business, without the prior written consent of Porter Capital.
(f)  To keep the Collateral of the Company and the Material Accommodation Party free and clear of all liens, charges, encumbrances, taxes and assessments, other than inchoate liens for taxes that are not overdue or are the subject of a bona fide dispute being pursued in compliance with applicable governmental rules and regulations and as to which adequate reserves have been established and are being maintained.
(g)  To pay, when due, all taxes, assessments, and license fees relating to the Collateral, except to the extent that any such taxes, assessments or license fees are the subject of a bona fide dispute being pursued in accordance with applicable governmental rules and regulations and as to which adequate reserves have been established and are being maintained.
(h)  To keep the Collateral, at the Company's or Accommodation Party’s own cost and expense, in good repair and condition and not to misuse, abuse, waste, or allow to deteriorate except for normal wear and tear and to make the same available for inspection by Porter Capital at all reasonable times.
(i)  To keep the Collateral insured against loss or potential loss by fire (including extended coverage), theft and other hazards as Porter Capital may require and to obtain collision insurance if applicable.  Policies shall be in such form and amounts and with such companies as Porter Capital may designate.  Policies shall be obtained from responsible insurers authorized to do business in the state in which the Collateral is located.  Certificates of insurance or policies, payable to the respective parties as their interest may appear, shall be deposited with Porter Capital who is authorized, but under no duty, to obtain such insurance upon the failure of the Company or Accommodation Party to do so.  Company and Accommodation Party shall give immediate written notice to Porter Capital and to insurers of loss or potential loss or damage to the Collateral and shall promptly file proofs of loss or potential loss with insurers.  Company and Accommodation Party hereby appoints Porter Capital its attorney-in-fact in obtaining, adjusting and canceling any such insurance and endorsing settlement drafts and hereby assigns to Porter Capital all sums which may become payable under such insurance, including return premiums and dividends, as additional security for the Obligations.
(j)  To immediately notify Porter Capital in writing of any change in or discontinuance of Company's or Material Accommodation Party’s place or places of business.

4.  Default.  If any of the following occur (a "Default"), provided the same is not cured within fifteen (15) days after receipt of written notice from Porter Capital (other than clause (a) below, as to which certain alternative cure periods are provided under the Commercial Financing Agreement), Porter Capital may, but shall not be required to, without presentment or demand, declare the immediate payment of the Obligations, with all accrued interest, if any, and all applicable charges due thereunder:
(a)    upon the occurrence of a Default under the terms of the Commercial Financing Agreement; or
(b)   in the event a Material Accommodation Party breaches or fails to comply with or perform any terms of this Agreement or its Performance Covenant and Waiver; or
(c)   any false or misleading representations or warranties made or given by a Material Accommodation Party in connection with this Agreement; or

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “D”	Security Agreement

(d)  upon the non-payment by Company or any Material Accommodation Party of any charges of rent under any premises used by the Company that is material to the ongoing operation of its business, or the failure to comply with any terms of any such lease, which is not cured within the time and in the manner provided for in the lease; or
(e)  upon the further surrender, transfer, pledging, assignment or granting of a security interest by Company or Material Accommodation Party in the Collateral without the prior written consent of Porter Capital; or
(f)  upon the attachment of any further lien on the Company’s or Material Accommodation Party’s Collateral; or
(g)  the appointment of any receiver or trustee for all or a substantial portion of the assets of the Material Accommodation Party; or
(h)  a general assignment for the benefit of creditors by the Material Accommodation Party or a voluntary or involuntary filing under any bankruptcy or similar law which is not dismissed with prejudice within 60 days; or
(i) the failure of the Material Accommodation Party to pay all taxes to every government agency in a timely manner.

5.  Remedies.  If any Default shall occur, which remains uncured, Porter Capital, in addition to any other rights and remedies it may have at law, including those set forth below, and shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC or such other measures as Porter Capital deems necessary to preserve its security interest in the Collateral.
(a)  If a Default shall occur and Porter Capital elects to declare the Obligations due and payable in accordance with this Agreement, and the Company or Accommodation Party fails to cure its default or pay the Obligations; Porter Capital may, but shall not be obligated to, sell, assign and deliver the Collateral at public or private sale, for cash, upon credit or for future delivery with or without advertisement of the time, place or terms of sale except that if the sale be a private sale, ten (10) days notice in writing from Porter Capital of the time and place of sale and the terms of sale shall be given to the Company.  In case of any sale on credit or for future delivery, the Collateral sold shall be retained by Porter Capital until the sale price is paid, but Porter Capital shall incur no liability if the purchaser fails to take up and pay for the Collateral sold, in which event the Collateral may again be sold.  At any sale, Porter Capital may purchase the Collateral sold, free from all right of redemption of the Company which is hereby waived and released.
(b)  In case of any sale, Porter Capital may first deduct all expenses of collection, sale and delivery of the Collateral sold and any expenses incidental thereto, including, but not limited to reasonable attorneys' fees, brokerage commissions and transfer taxes, and may then  apply the residue to any liability of the Company under the Obligations, and shall return the surplus, if any, to the Company.  Any sale conducted upon the foregoing terms shall be deemed commercially reasonable.
(c)  The Company agrees that Porter Capital shall have the right to continue to retain the Collateral until such time that Porter Capital in its reasonable judgment believes that an advantageous price can be secured for the Collateral; Porter Capital shall not be liable to the Company or Accommodation Party for any loss or potential loss in the value of the Collateral by reason of any such retention of the Collateral by Porter Capital.  If Porter Capital shall not commence to dispose of the Collateral within ninety (90) days after the right to dispose of the Collateral shall have accrued, then the Company or the Accommodation Party shall have the right, at any time thereafter, and prior to the time that Porter Capital shall commence to dispose of the Collateral to request of Porter Capital that it dispose of the Collateral or the Company or the Accommodation Party itself at its own cost and expense, has the right to dispose of the Collateral provided, however, that in the case of the former, Porter Capital shall not be obligated to dispose of the Collateral unless the net proceeds to be received therefrom shall be sufficient to satisfy in full the then obligations of the Company to Porter Capital, and that in the case of the latter, any disposition of the Collateral by the Company or the Accommodation Party must be upon terms and conditions consented to by Porter Capital, and Porter Capital shall be obligated to give such consent if the net proceeds to be received from such disposition shall be sufficient to satisfy in full the then Obligations of the Company to Porter Capital.

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “D”	Security Agreement

(d)  Porter Capital shall not be liable to the Company or the Accommodation Party for any agents' or brokers' fees incurred in connection with the sale of the Collateral.

6.  Uniform Commercial Code.  The UCC of the State of Alabama shall govern the rights, duties and remedies of the parties and any provisions herein declared invalid under any law shall not invalidate any other provisions of this Agreement.  The Company and Accommodation Party hereby authorizes Porter Capital or its agents or assigns to sign and execute on the Company's and Accommodation Party’s behalf any and all necessary UCC forms to perfect the Security Agreement interest herein above granted to Porter Capital.

7.  No Offsets.  The Company and the Accommodation Party covenants and warrants that it is now the owner of the Collateral and that there are no defenses or offsets to this Agreement or to the Performance Covenant And Waiver which it secures.

8.  Attorney-in-Fact.  The Company and Accommodation Party hereby irrevocably appoints Porter Capital as its attorney-in-fact in connection with the Collateral and to execute and file on its behalf any financing statements, or other statements in connection therewith with the appropriate public office.

9.  Joint and Several Liability.  In the event this Agreement is executed by more than one person, firm or corporation, the liability of the entities executing this Agreement shall be joint and several.

10.  Reimbursement - The Company agrees that, with or without notice or demand, it will reimburse Porter Capital, for all costs and expenses (including, without limitation, reasonable attorney's fees) incurred by Porter Capital in connection with the collection of the Obligations or any portion thereof or in any action or proceeding brought by Porter Capital to enforce the obligations of the Company or the Accommodation Party under this Agreement.  Porter Capital shall have the right but not the obligation to examine the Company's and Accommodation Party’s books and records at any time during reasonable business hours in accordance with the terms of the Commercial Financing Agreement.  In the event of a Default under this Agreement, Porter Capital shall have the right to examine the Company's and Accommodation Party’s books once a  month and the Company and Accommodation Party shall pay for this expense.

11.  Application of Payments - All moneys available to Porter Capital for application in payment or reduction of the Obligations may be applied by Porter Capital in such manner and in such amounts and at such time or times and in such order, priority and proportions as Porter Capital may see fit to the payment or reduction of such portion of the Obligations as Porter Capital may elect.

12.  Successors and Assigns - Each reference herein to Porter Capital shall be deemed to include its successors and assigns, in whose favor the provisions of this Agreement shall also inure.  Each reference herein to the Company or Accommodation Party shall be deemed to include the successors and assigns of the Company or Accommodation Party, all of whom shall be bound by the provisions of this Agreement, provided, however, that the Company and Accommodation Party shall in no event or under any circumstance have the right, without obtaining the prior written consent of Porter Capital, to assign or transfer the Company's or Accommodation Party’s obligations and liabilities under this Agreement, in whole or in part, to any other person, party or entity.

13.  Non-Waiver - No delay on the part of Porter Capital in exercising any right or remedy under this Agreement or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy.  No notice to or demand on the Company or Accommodation Party shall be deemed to be a waiver of the obligation of the Company or Accommodation Party or the right of Porter Capital to take further action without notice or demand as provided in this Agreement.

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “D”	Security Agreement

14.  Further Modification - This Agreement may only be modified, amended, changed or terminated by an agreement in writing signed by Porter Capital, the Company, and the Accommodation Party.  No waiver of any term, covenant or provision of this Agreement shall be effective unless given in writing by Porter Capital and if so given by Porter Capital shall only be effective in the specific instance in which given.

15.  Unconditional Agreement - The Company and Accommodation Party acknowledge that this Agreement and the Company's and Accommodation Party’s obligations under this Agreement are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Agreement and the obligations of the Company or Accommodation Party under this Agreement or the obligations of any other person or party relating to this Agreement or the obligations of the Company or Accommodation Party thereunder or otherwise with respect to the Obligations.  This Agreement sets forth the entire agreement and understanding of Porter Capital, the Company, and the Accommodation Party and the Company and Accommodation Party absolutely, unconditionally and irrevocably waive any and all rights to assert any defense, set-off, counterclaim or cross claim of any nature whatsoever with respect this Agreement or the obligations of any other person or party (including, without limitation, Company or Accommodation Party) relating to this Agreement or the obligations of the Company or Accommodation Party hereunder or otherwise with respect to the Obligations in any action or proceeding brought by Porter Capital to collect the Obligations, or any portion thereof, or to enforce the obligations of the Company or Accommodation Party under this Agreement, except in the case of the gross negligence or willful misconduct of Porter Capital.  The Company and Accommodation Party acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to the obligations of the Company or Accommodation Party under this Agreement, except those specifically set forth in this Agreement.

16.  No Jury Trial - The Company and Accommodation Party hereby irrevocably and unconditionally waives, and Porter Capital by its acceptance of this Agreement irrevocably and unconditionally waives, any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Agreement.

17.  No Subrogation - Notwithstanding any payments made by the Company or Accommodation Party pursuant to the provisions of this Agreement, the Company shall have no right of subrogation in and to the Commercial Financing Agreement or any other security held by or available to Porter Capital for the Obligations or the payment thereof until the Obligations have been paid in full to Porter Capital.

18.  Actions and Proceedings.  Porter Capital may, but shall not be obligated to appear in and defend any action or proceeding brought with respect to the Collateral and to bring any action or proceeding, in the name and on behalf of Company or Accommodation Party, which Porter Capital, in its discretion, feels should be brought to protect its interest in the Collateral.

19.  Further Instruments.  Company and Accommodation Party agree that, upon request from time to time of Porter Capital, it will, at its expense, execute, acknowledge and deliver all such additional instruments and further assurances and will do or cause to be done all such further acts and things as may be reasonably necessary to fully establish, confirm or perfect from time to time the security interest of Porter Capital in the Collateral.

20.  Governing Law - This Agreement is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of Alabama and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of Alabama.  No defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of Alabama.

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “D”	Security Agreement

21.  Jurisdiction - All of the parties hereto agree to submit to personal jurisdiction and acknowledge they have sufficient minimum contacts with the State of Alabama for any action or proceeding arising out of this Agreement and, in furtherance of such agreement, they hereby agree and consent that without limiting other methods of obtaining jurisdiction, that personal jurisdiction in any such action or proceeding may be obtained within or without the jurisdiction of any court located in Alabama and that any process or notice or motion or other application to any such court in connection with any such action or proceeding may be served by registered or certified mail, return receipt requested, to or by personal service at their last known address whether such address be within or without the jurisdiction of any such court.

22.  Notices -  All notices, demands or requests (collectively, "Notice") made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party or parties to whom or to which such Notice is being sent, by certified or registered mail, return receipt requested, reputable overnight courier or delivered by hand with receipt acknowledged in writing to the addresses first hereinabove set forth.  All notices shall be deemed given as follows: (a) if by hand, immediately upon delivery along with said receipt evidencing such by hand delivery; (b) if certified or registered mail, return receipt requested, postage prepaid on the fifth (5th) business day after mailing; if by nationally recognized overnight courier or any other overnight delivery service, on the first business day after dispatch.  All notices may be given either by a party or such party's attorneys.

23.  Duplicate Originals - This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

24.  Headings, Etc. -  The headings, titles and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

COMPANY:

PURE EARTH MATERIALS, INC., a Pennsylvania corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PEI DISPOSAL GROUP, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “D”	Security Agreement

PURE EARTH RECYCLING (NJ), INC., a Delaware corporation

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	Treasurer

ACCOMMODATION PARTY:
PURE EARTH, INC., a Delaware corporation

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	CFO

PURE EARTH ENVIRONMENTAL, INC, a Delaware corporation

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	Treasurer

REZULTZ, INCORPORATED, a New Jersey corporation

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	Treasurer

BIO METHODS LLC, a Delaware limited liability company

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	Treasurer

PURE EARTH MATERIALS (NJ) INC., a Delaware corporation

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	Treasurer

JUDA CONSTRUCTION, LTD, a New York corporation

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	President/ Treasurer

ECHO LAKE BROWNFIELD, LLC, a Connecticut limited liability company

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	Treasurer

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “D”	Security Agreement

NEW NYCON, INC., a Delaware corporation

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	Treasurer

PURE EARTH ENERGY RESOURCES, INC., a Delaware corporation

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	Treasurer

PORTER CAPITAL
PORTER CAPITAL CORPORATION

	By:	/s/ Ron Williamson
	Print Name:	Ron Williamson
	Title:	EVP, a duly authorized officer

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit "D"	Security Agreement

SCHEDULE 3(b)

to
Security Agreement

REPRESENTATIONS AND WARRANTIES

PEI Disposal Group, Inc.

The below accounts that have “lien filed” represent liens filed on job sites in order to force payment to us.
These customers may claim that they haven’t been paid by their customer so they can’t afford to pay us.
The below accounts that have “suit” represent legal action taken by us to collect a debt.
These customers have disputed the balance owed or have been non-responsive. Most of these accounts are over 90 days.
Don Carlo Environmental Services, Inc.	$13,381.21	Lien filed
Environmental Technologies Group, Inc.	$37,678.08	Lien filed
V&J Mechanical Corp.	$1,427.90	Lien filed
Hydro Tech Environmental	$3,330.93	Lien filed
Tri-State Environmental of NJ - Cuilla Residence	$6,500.00	Lien filed
Tri-State Environmental of NJ - Jones Property	$3,000.00	Lien filed
Tri-State Environmental of NJ - Nicholas-Schmidt Residence	$3,373.48	Lien filed
Tri-State Environmental of NJ - Pfuhl Residence	$5,000.00	Lien filed
Hill Remediation & Construction - Harvan, Inc.	$4,094.79	Lien filed
TR Wengler Environmental	$45,130.86	Suit
Tanks A lot, LLC	$12,492.40	Suit
Procida Construction Corp.	$70,684.48	Lien filed/suit
Grinell Recycling	$3,291.84	Suit

Pure Earth Transportation and Disposal, Inc.
Impact Environmental	$8,950.00	Lien filed
Civetta Cousins	$175,000.00	Union Holdback for $300,000
This account has a special agreement to hold up to $300,000 until union benefits for truckers are paid.

Sky Materials	$279,614.96	Lien filed/suit
S3 Constructors	$378,320.49	Bonding Job
AP&P bond is posted by us so the bonding company has a contingent first position on A/R.

Pure Earth, Inc. NONE

Pure Earth Materials, Inc. NONE

Pure Earth Environmental, Inc.	NONE

Echo Lake Brownfield, LLC	NONE

Rezultz, Inc.	NONE

New Nycon, Inc.	NONE

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “E”	Certified Copy of Resolutions

CERTIFIED COPY OF RESOLUTIONS

PURE EARTH MATERIALS, INC.,
a Pennsylvania corporation

"RESOLVED, that the Commercial Financing Agreement dated as of the 11th day of February, 2010 between PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, PURE EARTH RECYCLING (NJ), INC., a Delaware corporation, and PORTER CAPITAL CORPORATION and all other agreements and documents connected therewith be, and the same hereby are, approved on the terms and conditions as set forth therein;

"RESOLVED, that any officer of PURE EARTH MATERIALS, INC., a Pennsylvania corporation be, and he hereby is, authorized and directed to enter into said agreement and all other agreements and documents connected therewith and to execute the same for and on behalf of PURE EARTH MATERIALS, INC., a Pennsylvania corporation on the terms and conditions set forth therein;

"RESOLVED, that any officer of PURE EARTH MATERIALS, INC., a Pennsylvania corporation be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and on behalf of, PURE EARTH MATERIALS, INC., a Pennsylvania corporation, such agreements, amendments and supplements to said agreement or any other agreement or documents connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by PORTER CAPITAL CORPORATION in connection with said agreement or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions;

"RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by PORTER CAPITAL CORPORATION and until all indebtedness and obligations arising out of said agreement and all other agreements and documents connected therewith shall have been paid and satisfied in full."

The undersigned, as the duly constituted Secretary of PURE EARTH MATERIALS, INC., a Pennsylvania corporation hereby certifies that the foregoing is a true and correct copy of the resolutions duly adopted by unanimous consent in writing the Board of Directors of PURE EARTH MATERIALS, INC., a Pennsylvania corporation, as of the 11th day of February, 2010; that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of the corporation:

Mark Alsentzer	, President

Phil Guenzer	, Vice President

Brent Kopenhaver	, Treasurer

Joseph Kotrosits	, Secretary

/s/ Joseph Kotrosits
	Print Name:	Joseph Kotrosits
Secretary of PURE EARTH MATERIALS, INC., a Pennsylvania corporation

(SEAL)	Dated: ____February 11, 2010_____________

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “E”	Certified Copy of Resolutions

CERTIFIED COPY OF RESOLUTIONS

PEI DISPOSAL GROUP, INC.,
a Delaware corporation

"RESOLVED, that the Commercial Financing Agreement dated as of the 11th day of February, 2010 between PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, PURE EARTH RECYCLING (NJ), INC., a Delaware corporation and PORTER CAPITAL CORPORATION and all other agreements and documents connected therewith be, and the same hereby are, approved on the terms and conditions as set forth therein;

"RESOLVED, that any officer of PEI DISPOSAL GROUP, INC., a Delaware corporation be, and he hereby is, authorized and directed to enter into said agreement and all other agreements and documents connected therewith and to execute the same for and on behalf of PEI DISPOSAL GROUP, INC., a Delaware corporation on the terms and conditions set forth therein;

"RESOLVED, that any officer of PEI DISPOSAL GROUP, INC., a Delaware corporation be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and on behalf of, PEI DISPOSAL GROUP, INC., a Delaware corporation, such agreements, amendments and supplements to said agreement or any other agreement or documents connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by PORTER CAPITAL CORPORATION in connection with said agreement or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions;

"RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by PORTER CAPITAL CORPORATION and until all indebtedness and obligations arising out of said agreement and all other agreements and documents connected therewith shall have been paid and satisfied in full."

The undersigned, as the duly constituted Secretary of PEI DISPOSAL GROUP, INC., a Delaware corporation hereby certifies that the foregoing is a true and correct copy of the resolutions duly adopted by unanimous consent in writing the Board of Directors of PEI DISPOSAL GROUP, INC., a Delaware corporation, as of the 11th day of February, 2010; that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of the corporation:

Joseph Kotrosits	, President

, Vice President

Brent Kopenhaver	, Treasurer

Joseph Kotrosits	, Secretary

/s/ Joseph Kotrosits
	Print Name:	Joseph Kotrosits
Secretary of PEI DISPOSAL GROUP, INC., a Delaware corporation

(SEAL)	Dated: __February 11, 2010__________

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “E”	Certified Copy of Resolutions

CERTIFIED COPY OF RESOLUTIONS

PURE EARTH TRANSPORTATION & DISPOSAL, INC.,
a Delaware corporation

"RESOLVED, that the Commercial Financing Agreement dated as of the 11th day of February, 2010 between PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, PURE EARTH RECYCLING (NJ), INC., a Delaware corporation, and PORTER CAPITAL CORPORATION and all other agreements and documents connected therewith be, and the same hereby are, approved on the terms and conditions as set forth therein;

"RESOLVED, that any officer of PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation be, and he hereby is, authorized and directed to enter into said agreement and all other agreements and documents connected therewith and to execute the same for and on behalf of PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation on the terms and conditions set forth therein;

"RESOLVED, that any officer of PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and on behalf of, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, such agreements, amendments and supplements to said agreement or any other agreement or documents connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by PORTER CAPITAL CORPORATION in connection with said agreement or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions;

"RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by PORTER CAPITAL CORPORATION and until all indebtedness and obligations arising out of said agreement and all other agreements and documents connected therewith shall have been paid and satisfied in full."

The undersigned, as the duly constituted Secretary of PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation hereby certifies that the foregoing is a true and correct copy of the resolutions duly adopted by unanimous consent in writing the Board of Directors of PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, as of the 11th day of February, 2010; that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of the corporation:

Joseph Kotrosits	, President

, Vice President

Brent Kopenhaver	, Treasurer

Joseph Kotrosits	, Secretary

/s/ Joseph Kotrosits
	Print Name:	Joseph Kotrosits
Secretary of PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation
(SEAL)	Dated: _February 11, 2010___________

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “E”	Certified Copy of Resolutions

CERTIFIED COPY OF RESOLUTIONS

PURE EARTH RECYCLING (NJ), INC.,
a New Jersey corporation

"RESOLVED, that the Commercial Financing Agreement dated as of the 11th day of February, 2010 between PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, PURE EARTH RECYCLING (NJ), INC., a Delaware corporation and PORTER CAPITAL CORPORATION and all other agreements and documents connected therewith be, and the same hereby are, approved on the terms and conditions as set forth therein;

"RESOLVED, that any officer of PURE EARTH RECYCLING (NJ), INC., a Delaware corporation be, and he hereby is, authorized and directed to enter into said agreement and all other agreements and documents connected therewith and to execute the same for and on behalf of PURE EARTH RECYCLING (NJ), INC., a Delaware corporation on the terms and conditions set forth therein;

"RESOLVED, that any officer of PURE EARTH RECYCLING (NJ), INC., a Delaware corporation be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and on behalf of, PURE EARTH RECYCLING (NJ), INC., a Delaware corporation, such agreements, amendments and supplements to said agreement or any other agreement or documents connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by PORTER CAPITAL CORPORATION in connection with said agreement or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions;

"RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by PORTER CAPITAL CORPORATION and until all indebtedness and obligations arising out of said agreement and all other agreements and documents connected therewith shall have been paid and satisfied in full."

The undersigned, as the duly constituted Secretary of PURE EARTH RECYCLING (NJ), INC., a Delaware corporation hereby certifies that the foregoing is a true and correct copy of the resolutions duly adopted by unanimous consent in writing the Board of Directors of PURE EARTH RECYCLING (NJ), INC., a Delaware corporation, as of  the 11th day of February, 2010; that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of the corporation:

Mark Alsentzer	, President

Philip Guenzer	, Vice President

James Lapinsky	, Vice President

Brent Kopenhaver	, Treasurer

Joseph Kotrosits	, Secretary

/s/ Joseph Kotrosits
	Print Name:	Joseph Kotrosits
Secretary of PURE EARTH RECYCLING (NJ), INC., a Delaware corporation

(SEAL)	Dated: ___February 11, 2010__________

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “E”	Certified Copy of Resolutions

CERTIFIED COPY OF RESOLUTIONS

PURE EARTH, INC., a Delaware corporation

"RESOLVED, that this company acknowledges that PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation have entered into a Commercial Financing Agreement dated as of the 11th day of February, 2010 with PORTER CAPITAL CORPORATION

“RESOLVED that it is in the best interest of PURE EARTH, INC., a Delaware corporation for PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation to enter into such Commercial Financing Agreement, and that in order to induce Porter Capital Corporation to accept this Commercial Financing Agreement, this corporation will enter into a Security Agreement, a Performance Covenant And Waiver and all other agreements and documents connected therewith, all of which are hereby approved on the terms and conditions as set forth therein;

"RESOLVED, that any officer of PURE EARTH, INC., a Delaware corporation be, and he hereby is, authorized and directed to enter into said agreements and all other agreements and documents connected therewith and to execute the same for and on behalf of PURE EARTH, INC., a Delaware corporation on the terms and conditions set forth therein;

"RESOLVED, that any officer of PURE EARTH, INC., a Delaware corporation be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and on behalf of, PURE EARTH, INC., a Delaware corporation, such agreements, amendments and supplements to said agreement or any other agreement or documents connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by PORTER CAPITAL CORPORATION in connection with said agreements or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions;

"RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by PORTER CAPITAL CORPORATION and until all indebtedness and obligations arising out of said agreements and all other agreements and documents connected therewith shall have been paid and satisfied in full."

The undersigned, as the duly constituted Secretary of PURE EARTH, INC., a Delaware corporation hereby certifies that the foregoing is a true and correct copy of the resolutions duly adopted by unanimous consent in writing the Board of Directors of PURE EARTH, INC., a Delaware corporation, as of  the 11th_day of February, 2010; that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of the corporation:

Mark Alsentzer	, President

Brent Kopenhaver	, Vice President

Brent Kopenhaver	, Treasurer

Joseph Kotrosits	, Secretary

/s/ Joseph Kotrosits
	Print Name:	Joseph Kotrosits
Secretary of PURE EARTH, INC., a Delaware corporation

(SEAL)	Dated:	February 11, 2010

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “E”	Certified Copy of Resolutions

CERTIFIED COPY OF RESOLUTIONS

PURE EARTH ENVIRONMENTAL, INC, a Delaware corporation

"RESOLVED, that this company acknowledges that PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation have entered into a Commercial Financing Agreement dated as of the 11th day of February, 2010 with PORTER CAPITAL CORPORATION

“RESOLVED that it is in the best interest of PURE EARTH ENVIRONMENTAL, INC, a Delaware corporation for PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation to enter into such Commercial Financing Agreement, and that in order to induce Porter Capital Corporation to accept this Commercial Financing Agreement, this corporation will enter into a Security Agreement, a Performance Covenant And Waiver and all other agreements and documents connected therewith, all of which are hereby approved on the terms and conditions as set forth therein;

"RESOLVED, that any officer of PURE EARTH ENVIRONMENTAL, INC, a Delaware corporation be, and he hereby is, authorized and directed to enter into said agreements and all other agreements and documents connected therewith and to execute the same for and on behalf of PURE EARTH ENVIRONMENTAL, INC, a Delaware corporation on the terms and conditions set forth therein;

"RESOLVED, that any officer of PURE EARTH ENVIRONMENTAL, INC, a Delaware corporation be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and on behalf of, PURE EARTH ENVIRONMENTAL, INC, a Delaware corporation, such agreements, amendments and supplements to said agreement or any other agreement or documents connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by PORTER CAPITAL CORPORATION in connection with said agreements or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions;

"RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by PORTER CAPITAL CORPORATION and until all indebtedness and obligations arising out of said agreements and all other agreements and documents connected therewith shall have been paid and satisfied in full."

The undersigned, as the duly constituted Secretary of PURE EARTH ENVIRONMENTAL, INC, a Delaware corporation hereby certifies that the foregoing is a true and correct copy of the resolutions duly adopted by unanimous consent in writing the Board of Directors of PURE EARTH ENVIRONMENTAL, INC, a Delaware corporation, as of  the 11th day of February, 2010; that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of the corporation:

Mark Alsentzer	, President

, Vice President

Brent Kopenhaver	, Treasurer

Mark Alsentzer	, Secretary

/s/ Mark Alsentzer
	Print Name:	Mark Alsentzer
Secretary of PURE EARTH ENVIRONMENTAL, INC, a Delaware corporation

(SEAL)	Dated:	February 11, 2010

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “E”	Certified Copy of Resolutions

CERTIFIED COPY OF RESOLUTIONS

REZULTZ, INCORPORATED, a New Jersey corporation

"RESOLVED, that this company acknowledges that PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation have entered into a Commercial Financing Agreement dated as of the 11th  day of February, 2010 with PORTER CAPITAL CORPORATION

“RESOLVED that it is in the best interest of REZULTZ, INCORPORATED, a New Jersey corporation for PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation to enter into such Commercial Financing Agreement, and that in order to induce Porter Capital Corporation to accept this Commercial Financing Agreement, this corporation will enter into a Security Agreement, a Performance Covenant And Waiver and all other agreements and documents connected therewith, all of which are hereby approved on the terms and conditions as set forth therein;

"RESOLVED, that any officer of REZULTZ, INCORPORATED, a New Jersey corporation be, and he hereby is, authorized and directed to enter into said agreements and all other agreements and documents connected therewith and to execute the same for and on behalf of REZULTZ, INCORPORATED, a New Jersey corporation on the terms and conditions set forth therein;

"RESOLVED, that any officer of REZULTZ, INCORPORATED, a New Jersey corporation be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and on behalf of, REZULTZ, INCORPORATED, a New Jersey corporation, such agreements, amendments and supplements to said agreement or any other agreement or documents connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by PORTER CAPITAL CORPORATION in connection with said agreements or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions;

"RESOLVED, that these resolutoins shall remain in full force and effect until written notice of their amendment or repeal shall be received by PORTER CAPITAL CORPORATION and until all indebtedness and obligations arising out of said agreements and all other agreements and documents connected therewith shall have been paid and satisfied in full."

The undersigned, as the duly constituted Secretary of REZULTZ, INCORPORATED, a New Jersey corporation hereby certifies that the foregoing is a true and correct copy of the resolutions duly adopted by unanimous consent in writing the Board of Directors of REZULTZ, INCORPORATED, a New Jersey corporation, as of  the 11th day of February, 2010; that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of the corporation:

Mark Alsentzer	, President

, Vice President

Brent Kopenhaver	, Treasurer

Joseph Kotrosits	, Secretary

/s/ Joseph Kotrosits
	Print Name:	Joseph Kotrosits
Secretary of REZULTZ, INCORPORATED, a New Jersey corporation

(SEAL)	Dated:	February 11, 2010

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “E”	Certified Copy of Resolutions

CERTIFIED COPY OF RESOLUTIONS

BIO METHODS LLC, a Delaware limited liability company

"RESOLVED, that this company acknowledges that PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation have entered into a Commercial Financing Agreement dated as of the 11th day of February, 2010 with PORTER CAPITAL CORPORATION

“RESOLVED that it is in the best interest of BIO METHODS LLC, a Delaware limited liability company for PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation to enter into such Commercial Financing Agreement, and that in order to induce Porter Capital Corporation to accept this Commercial Financing Agreement, this company will enter into a Security Agreement, a Performance Covenant And Waiver and all other agreements and documents connected therewith, all of which are hereby approved on the terms and conditions as set forth therein;

"RESOLVED, that any officer of BIO METHODS LLC, a Delaware limited liability company be, and he hereby is, authorized and directed to enter into said agreements and all other agreements and documents connected therewith and to execute the same for and on behalf of BIO METHODS LLC, a Delaware limited liability company on the terms and conditions set forth therein;

"RESOLVED, that any officer of BIO METHODS LLC, a Delaware limited liability company be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and on behalf of, BIO METHODS LLC, a Delaware limited liability company, such agreements, amendments and supplements to said agreement or any other agreement or documents connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by PORTER CAPITAL CORPORATION in connection with said agreements or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions;

"RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by PORTER CAPITAL CORPORATION and until all indebtedness and obligations arising out of said agreements and all other agreements and documents connected therewith shall have been paid and satisfied in full."

The undersigned, as the duly constituted Secretary of BIO METHODS LLC, a Delaware limited liability company hereby certifies that the foregoing is a true and correct copy of the resolutions duly adopted by consent in writing of  the sole member of BIO METHODS LLC, a Delaware limited liability company, as of  the 11th day of February, 2010; that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of the company:

Joseph Kotrosits	, President

, Vice President

Brent Kopenhaver	, Treasurer

Joseph Kotrosits	, Secretary

/s/ Joseph Kotrosits
	Print Name:	Joseph Kotrosits
Secretary of BIO METHODS LLC, a Delaware limited liability company

(SEAL)	Dated:	February 11, 2010

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “E”	Certified Copy of Resolutions

CERTIFIED COPY OF RESOLUTIONS

PURE EARTH MATERIALS (NJ) INC., a Delaware corporation

"RESOLVED, that this company acknowledges that PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation have entered into a Commercial Financing Agreement dated as of the 11th day of February, 2010 with PORTER CAPITAL CORPORATION

“RESOLVED that it is in the best interest of PURE EARTH MATERIALS (NJ) INC., a Delaware corporation for PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation to enter into such Commercial Financing Agreement, and that in order to induce Porter Capital Corporation to accept this Commercial Financing Agreement, this corporation will enter into a Security Agreement, a Performance Covenant And Waiver and all other agreements and documents connected therewith, all of which are hereby approved on the terms and conditions as set forth therein;

"RESOLVED, that any officer of PURE EARTH MATERIALS (NJ) INC., a Delaware corporation be, and he hereby is, authorized and directed to enter into said agreements and all other agreements and documents connected therewith and to execute the same for and on behalf of PURE EARTH MATERIALS (NJ) INC., a Delaware corporation on the terms and conditions set forth therein;

"RESOLVED, that any officer of PURE EARTH MATERIALS (NJ) INC., a Delaware corporation be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and on behalf of, PURE EARTH MATERIALS (NJ) INC., a Delaware corporation, such agreements, amendments and supplements to said agreement or any other agreement or documents connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by PORTER CAPITAL CORPORATION in connection with said agreements or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions;

"RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by PORTER CAPITAL CORPORATION and until all indebtedness and obligations arising out of said agreements and all other agreements and documents connected therewith shall have been paid and satisfied in full."

The undersigned, as the duly constituted Secretary of PURE EARTH MATERIALS (NJ) INC., a Delaware corporation hereby certifies that the foregoing is a true and correct copy of the resolutions duly adopted by unanimous consent in writing the Board of Directors of PURE EARTH MATERIALS (NJ) INC., a Delaware corporation, as of  the 11th day of February, 2010; that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of the corporation:

Mark Alsentzer	, President

Brent Kopenhaver	, Vice President

Joseph Kotrosits	, Treasurer

Joseph Kotrosits	, Secretary

/s/ Joseph Kotrosits
	Print Name:	Joseph Kotrosits
Secretary of PURE EARTH MATERIALS (NJ) INC., a Delaware Corporation

(SEAL)	Dated:	February 11, 2010

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “E”	Certified Copy of Resolutions

CERTIFIED COPY OF RESOLUTIONS

JUDA CONSTRUCTION, LTD, a New York corporation

"RESOLVED, that this company acknowledges that PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation have entered into a Commercial Financing Agreement dated as of the _11th_ day of February, 2010 with PORTER CAPITAL CORPORATION

“RESOLVED that it is in the best interest of JUDA CONSTRUCTION, LTD, a New York corporation for PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation to enter into such Commercial Financing Agreement, and that in order to induce Porter Capital Corporation to accept this Commercial Financing Agreement, this corporation will enter into a Security Agreement, a Performance Covenant And Waiver and all other agreements and documents connected therewith, all of which are hereby approved on the terms and conditions as set forth therein;

"RESOLVED, that any officer of JUDA CONSTRUCTION, LTD, a New York corporation be, and he hereby is, authorized and directed to enter into said agreements and all other agreements and documents connected therewith and to execute the same for and on behalf of JUDA CONSTRUCTION, LTD, a New York corporation on the terms and conditions set forth therein;

"RESOLVED, that any officer of JUDA CONSTRUCTION, LTD, a New York corporation be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and on behalf of, JUDA CONSTRUCTION, LTD, a New York corporation, such agreements, amendments and supplements to said agreement or any other agreement or documents connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by PORTER CAPITAL CORPORATION in connection with said agreements or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions;

"RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by PORTER CAPITAL CORPORATION and until all indebtedness and obligations arising out of said agreements and all other agreements and documents connected therewith shall have been paid and satisfied in full."

The undersigned, as the duly constituted Secretary of JUDA CONSTRUCTION, LTD, a New York corporation hereby certifies that the foregoing is a true and correct copy of the resolutions duly adopted by unanimous consent in writing the Board of Directors of JUDA CONSTRUCTION, LTD, a New York corporation, as of  the 11th day of February, 2010; that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of the corporation:

Brent Kopenhaver	, President

Joseph Kotrosits	, Vice President

Brent Kopenhaver	, Treasurer

Joseph Kotrosits	, Secretary

/s/ Joseph Kotrosits
	Print Name:	Joseph Kotrosits
Secretary of JUDA CONSTRUCTION, LTD, a New York corporation

(SEAL)	Dated:	February 11, 2010

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “E”	Certified Copy of Resolutions

CERTIFIED COPY OF RESOLUTIONS

ECHO LAKE BROWNFIELD, LLC, a Connecticut limited liability company

"RESOLVED, that this company acknowledges that PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation have entered into a Commercial Financing Agreement dated as of the 11th day of February, 2010 with PORTER CAPITAL CORPORATION

“RESOLVED that it is in the best interest of ECHO LAKE BROWNFIELD, LLC, a Connecticut limited liability company for PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation to enter into such Commercial Financing Agreement, and that in order to induce Porter Capital Corporation to accept this Commercial Financing Agreement, this company will enter into a Security Agreement, a Performance Covenant And Waiver and all other agreements and documents connected therewith, all of which are hereby approved on the terms and conditions as set forth therein;

"RESOLVED, that any officer of ECHO LAKE BROWNFIELD, LLC, a Connecticut limited liability company be, and he hereby is, authorized and directed to enter into said agreements and all other agreements and documents connected therewith and to execute the same for and on behalf of ECHO LAKE BROWNFIELD, LLC, a Connecticut limited liability company on the terms and conditions set forth therein;

"RESOLVED, that any officer of ECHO LAKE BROWNFIELD, LLC, a Connecticut limited liability company be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and on behalf of, ECHO LAKE BROWNFIELD, LLC, a Connecticut limited liability company, such agreements, amendments and supplements to said agreement or any other agreement or documents connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by PORTER CAPITAL CORPORATION in connection with said agreements or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions;

"RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by PORTER CAPITAL CORPORATION and until all indebtedness and obligations arising out of said agreements and all other agreements and documents connected therewith shall have been paid and satisfied in full."

The undersigned, as the duly constituted Secretary of ECHO LAKE BROWNFIELD, LLC, a Connecticut limited liability company hereby certifies that the foregoing is a true and correct copy of the resolutions duly adopted by consent in writing of the sole member of ECHO LAKE BROWNFIELD, LLC, a Connecticut limited liability company, as of  the 11th day of February, 2010; that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of the company:

Mark Alsentzer	, President

, Vice President

Brent Kopenhaver	, Treasurer

Mark Alsentzer	, Secretary

/s/ Mark Alsentzer
	Print Name:	Mark Alsentzer
Secretary of ECHO LAKE BROWNFIELD, LLC, a Connecticut limited liability company

(SEAL)	Dated:	February 11, 2010

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “E”	Certified Copy of Resolutions

CERTIFIED COPY OF RESOLUTIONS

NEW NYCON, INC., a Delaware corporation

"RESOLVED, that this company acknowledges that PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation have entered into a Commercial Financing Agreement dated as of the 11th  day of February, 2010 with PORTER CAPITAL CORPORATION

“RESOLVED that it is in the best interest of NEW NYCON, INC., a Delaware corporation for PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation to enter into such Commercial Financing Agreement, and that in order to induce Porter Capital Corporation to accept this Commercial Financing Agreement, this corporation will enter into a Security Agreement, a Performance Covenant And Waiver and all other agreements and documents connected therewith, all of which are hereby approved on the terms and conditions as set forth therein;

"RESOLVED, that any officer of NEW NYCON, INC., a Delaware corporation be, and he hereby is, authorized and directed to enter into said agreements and all other agreements and documents connected therewith and to execute the same for and on behalf of NEW NYCON, INC., a Delaware corporation on the terms and conditions set forth therein;

"RESOLVED, that any officer of NEW NYCON, INC., a Delaware corporation be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and on behalf of, NEW NYCON, INC., a Delaware corporation, such agreements, amendments and supplements to said agreement or any other agreement or documents connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by PORTER CAPITAL CORPORATION in connection with said agreements or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions;

"RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by PORTER CAPITAL CORPORATION and until all indebtedness and obligations arising out of said agreements and all other agreements and documents connected therewith shall have been paid and satisfied in full."

The undersigned, as the duly constituted Secretary of NEW NYCON, INC., a Delaware corporation hereby certifies that the foregoing is a true and correct copy of the resolutions duly adopted by unanimous consent in writing the Board of Directors of NEW NYCON, INC., a Delaware corporation, as of  the 11th day of February, 2010; that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of the corporation:

Robert Cruso	, President

, Vice President

Brent Kopenhaver	, Treasurer

Joseph Kotrosits	, Secretary

/s/ Joseph Kotrosits
	Print Name:	Joseph Kotrosits
Secretary of NEW NYCON, INC., a Delaware corporation

(SEAL)	Dated:	February 11, 2010

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “E”	Certified Copy of Resolutions

CERTIFIED COPY OF RESOLUTIONS

PURE EARTH ENERGY RESOURCES, INC., a Delaware corporation

"RESOLVED, that this company acknowledges that PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation have entered into a Commercial Financing Agreement dated as of the 11th  day of February, 2010 with PORTER CAPITAL CORPORATION

“RESOLVED that it is in the best interest of PURE EARTH ENERGY RESOURCES, INC., a Delaware corporation for PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation to enter into such Commercial Financing Agreement, and that in order to induce Porter Capital Corporation to accept this Commercial Financing Agreement, this corporation will enter into a Security Agreement, a Performance Covenant And Waiver and all other agreements and documents connected therewith, all of which are hereby approved on the terms and conditions as set forth therein;

"RESOLVED, that any officer of PURE EARTH ENERGY RESOURCES, INC., a Delaware corporation be, and he hereby is, authorized and directed to enter into said agreements and all other agreements and documents connected therewith and to execute the same for and on behalf of PURE EARTH ENERGY RESOURCES, INC., a Delaware corporation on the terms and conditions set forth therein;

"RESOLVED, that any officer of PURE EARTH ENERGY RESOURCES, INC., a Delaware corporation be, and he hereby is, authorized and directed to negotiate, agree upon, execute and deliver, from time to time, in the name of and on behalf of, PURE EARTH ENERGY RESOURCES, INC., a Delaware corporation, such agreements, amendments and supplements to said agreement or any other agreement or documents connected therewith, documents, instruments, certificates, notices, and further assurances, and to perform any and all such acts and things as may be required by PORTER CAPITAL CORPORATION in connection with said agreements or any other agreement or document connected therewith, or may to him seem necessary or proper to implement and effect complete consummation of said agreement or any other agreement or document connected therewith in all respects and the purposes set forth in these resolutions;

"RESOLVED, that these resolutions shall remain in full force and effect until written notice of their amendment or repeal shall be received by PORTER CAPITAL CORPORATION and until all indebtedness and obligations arising out of said agreements and all other agreements and documents connected therewith shall have been paid and satisfied in full."

The undersigned, as the duly constituted Secretary of PURE EARTH ENERGY RESOURCES, INC., a Delaware corporation hereby certifies that the foregoing is a true and correct copy of the resolutions duly adopted by unanimous consent in writing the Board of Directors of PURE EARTH ENERGY RESOURCES, INC., a Delaware corporation, as of  the _11th _day of February, 2010; that said resolutions are in full force and effect; and that the following is a true and correct list of the present officers of the corporation:

Herbert Case	, President

, Vice President

Brent Kopenhaver	, Treasurer

Joseph Kotrosits	, Secretary

/s/ Joseph Kotrosits
	Print Name:	Joseph Kotrosits
Secretary of PURE EARTH ENERGY RESOURCES, INC., a Delaware corporation

(SEAL)	Dated: ___February 11, 2010______________

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “F”	Performance Covenant And Waiver

PERFORMANCE COVENANT AND WAIVER

WHEREAS, PURE EARTH MATERIALS, INC., a Pennsylvania corporation with principal office for the transaction of business at 1000 Page Avenue, Lyndhurst, NJ, 07071, PEI DISPOSAL GROUP, INC., a Delaware corporation with principal office for the transaction of business at 1000 Page Avenue, Lyndhurst, NJ, 07071, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation with principal office for the transaction of business at 1000 Page Avenue, Lyndhurst, NJ, 07071, and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation with principal office for the transaction of business at 3137 Chammings Court, Vineland, NJ, 08360  (hereinafter jointly, severally and collectively referred to as the "Company"), has entered into a commercial financing agreement and other related documents dated as of the date hereof with PORTER CAPITAL CORPORATION, an Alabama corporation with an office for the transaction of business at 292 Madison Avenue, NY, NY, 10017; 38 Grove Street – Building C, Ridgefield, CT 06877; and 2112 First Ave. North, Birmingham, Alabama 35203, (hereinafter respectively referred to as the "Commercial Financing Agreement" and "Porter Capital"), wherein Porter Capital has agreed to purchase certain accounts receivable and/or invoices of the Company under certain terms and conditions; and

WHEREAS, Porter Capital is willing to purchase the accounts receivable and/or invoices from the Company only if the undersigned executes and delivers this Performance Covenant and Waiver (also referred to herein as the "Guaranty") guarantying payment to Porter Capital of any of the Obligations of the Company (as defined herein) which may become due and payable in the manner hereinafter provided.

NOW THEREFORE, in consideration of Ten ($10.00) Dollars, and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Porter Capital to enter into the Commercial Financing Agreement, the undersigned covenants and agrees with Porter Capital as follows:

1.  Guaranty of Obligations -  The undersigned, jointly and severally, unconditionally guarantee to Porter Capital full payment and prompt and faithful performance by the Company of all of its present and future Obligations (as that term is defined in the Commercial Financing Agreement) to Porter Capital.

2.  Default -  Any default in the payment or performance of any instrument (including without limitation the Commercial Financing Agreement), or of the Obligations hereby guaranteed shall be a default hereunder.

In the event of any of the foregoing, the Obligations hereby guaranteed shall become, for the purpose of this Agreement, due and payable by the undersigned forthwith without demand or notice.

3.  Authority of Officers - Porter Capital shall not be required to inquire into the powers of the Company or the officers, directors, agents, acting or purporting to act in its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall be deemed to be guaranteed hereunder.

4.  Rights are Independent - The Obligations of the undersigned are independent of the obligations of the Company under the Commercial Financing Agreement, and separate action or actions may be brought and prosecuted by Porter Capital against the undersigned whether or not the Company is joined in any such action or actions.

5.  Partnership or Association - If the Company is a partnership or other association, this Agreement shall be extended to and include, in addition to the undersigned, the person or persons for the time being and from time to time carrying on the business now conducted by the Company, notwithstanding any change or changes in the name, structure, and/or membership of the Company.

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

6.  Financial Condition of Company - The undersigned represent to Porter Capital that they are now and will be completely familiar with the business, operation, and overall economic condition of the Company and they hereby waive and relinquish any duty on the part of Porter Capital to disclose any matter, fact, or thing relating to the business, operation, or financial condition of the Company now known or hereafter known by Porter Capital.

7.  Guarantor's Direct Benefit - The undersigned hereby represent and warranty that it is in their direct economic interest to assist the Company because of the undersigned's position(s) in and/or economic relation(s) with the Company.

8.  Joint and Several Liability - All of the obligations of the undersigned (if more than one) hereunder shall be joint and several.

9.  Application of Payments - All moneys available to Porter Capital for application in payment or reduction of the Obligations may be applied by Porter Capital in such manner and in such amounts and at such time or times and in such order, priority and proportions as Porter Capital may see fit to the payment or reduction of such portion of the Obligations as Porter Capital may elect.

10.  Modifications and Extensions -  The undersigned hereby consents that from time to time, before or after any default by Company, with notice to or assent from the undersigned, any security at any time held by or available to Porter Capital for any obligation of Company for all or any portion of the Obligations, may be exchanged, surrendered or released and any obligation of Company, may be changed, altered, renewed, extended, continued, surrendered, compromised, waived or released in whole or in part, or any default with respect thereto waived, and may extend further credit in any manner whatsoever to Company, and generally deal with Company or any such security as Porter Capital may see fit; and the undersigned shall remain bound under this Guaranty notwithstanding any such exchange, surrender, release, change, alteration, renewal, extension, continuance, compromise, waiver, inaction, extension of further credit or other dealings.

11.  Waiver of Notice - The undersigned hereby waives (a) notice of acceptance of this Performance Covenant and Waiver and Guaranty and notice of the making any advance by Porter Capital to Company under the Commercial Financing Agreement; (b) presentment and demand for payment of the Obligations or any portion thereof; (c) protest and notice of dishonor or default to the undersigned or to any other person or party with respect to the Obligations or any portion thereof; (d) all notices to which the undersigned might otherwise be entitled provided notice is given to the Company if required pursuant to the terms of the Commercial Financing Agreement and; (e) any demand for payment under this Guaranty.

12.  Guaranty of Payment - This is a guaranty of payment and not of collection and the undersigned further waives any right to require that any action be brought against Company or any other person or party or to require that resort be had to any security.

13.  Successors and Assigns - Each reference herein to Porter Capital shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty shall also inure.  Each reference herein to the undersigned shall be deemed to include the  successors and assigns of the undersigned, all of whom shall be bound by the provisions of this Guaranty, provided, however, that the undersigned shall in no event or under any circumstance have the right, without obtaining the prior written consent of Porter Capital, to assign or transfer the undersigned's obligations and liabilities under this Guaranty, in whole or in part, to any other person, party or entity.

14.  Non-Waiver - No delay on the part of Porter Capital in exercising any right or remedy under this Guaranty or failure to exercise the same shall operate as a waiver in whole or in part of any such right or remedy.  No notice to or demand on the undersigned shall be deemed to be a waiver of the obligation of the undersigned or the right of the Porter Capital to take further action without notice or demand as provided in this Guaranty.

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

15.  Further Modification - This Performance Covenant and Waiver may only be modified, amended, changed or terminated by an agreement in writing signed by Porter Capital and the undersigned.  No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by Porter Capital and if so given by Porter Capital shall only be effective in the specific instance in which given.

16.  Unconditional Guaranty - The undersigned acknowledges that this Guaranty and the undersigned's obligations under this Guaranty are and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of the undersigned under this Guaranty or the obligations of any other person or party (including, without limitation, the Company) relating to this Guaranty or the obligations of the undersigned thereunder or otherwise with respect to the Obligations.  This Performance Covenant and Waiver sets forth the entire agreement and understanding of Porter Capital and the undersigned, and the undersigned absolutely, unconditionally and irrevocably waives any and all rights to assert any defense, set-off, counterclaim or cross claim of any nature whatsoever with respect this Guaranty or the obligations of any other person or party (including, without limitation, the Company) relating to this Guaranty or the obligations of the undersigned hereunder or otherwise with respect to the Obligations in any action or proceeding brought by Porter Capital to collect the Obligations, or any portion thereof, or to enforce the obligations of the undersigned under this Guaranty.  The undersigned acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to the obligations of the undersigned under this Guaranty, except those specifically set forth in this Guaranty.

17.  No Jury Trial - The undersigned hereby irrevocably and unconditionally waives, and Porter Capital by its acceptance of this Guaranty irrevocably and unconditionally waives, any and all right to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to this Guaranty.

18.  No Subrogation - Notwithstanding any payments made by the undersigned pursuant to the provisions of this Guaranty, the undersigned shall have no right of subrogation in and to the Commercial Financing Agreement or any other security held by or available to Porter Capital for the Obligations or the payment thereof until the Obligations have been paid in full to Porter Capital.

19.  Governing Law - This Guaranty is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of Alabama and shall be in all respects governed, construed, applied and enforced in accordance with the laws of the State of Alabama.  No defense given or allowed by the laws of any other state or country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of Alabama.  If a law, which applies to this Agreement and which sets maximum loan charges, is finally interpreted so that the fees charged by Porter Capital to the undersigned or other charges collected or to be collected in connection with this Agreement or the Commercial Financing Agreement exceed the permitted limits under any applicable law or statute, then:  (i) any such charge shall be reduced by the amount necessary to reduce the charge to the permitted limit; and  (ii) any sums already collected from the undersigned which exceeded permitted limits will be applied and shall be deemed to have been payments in reduction of any sum owed by the Company.

20.  Jurisdiction - All of the parties hereto agree to submit to personal jurisdiction and acknowledge they have sufficient minimum contacts with the State of Alabama in any action or proceeding arising out of this Guaranty and, in furtherance of such agreement, they hereby agree and consent that without limiting other methods of obtaining jurisdiction, that personal jurisdiction in any such action or proceeding may be obtained within or without the jurisdiction of any court located in Alabama and that any process or notice or motion or other application to any such court in connection with any such action or proceeding may be served by registered or certified mail, return receipt requested, to or by personal service at their last known address whether such address be within or without the jurisdiction of any such court.

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “G”	Misdirected Payment

21.  Notices - All notices, demands or requests (collectively, "Notice") made pursuant to, under or by virtue of this Guaranty must be in writing and sent to the party or parties to whom or to which such Notice is being sent, by certified or registered mail, return receipt requested, reputable overnight courier or delivered by hand with receipt acknowledged in writing to the addresses first hereinabove set forth.  All notices (a) shall be deemed given when received in accordance herewith and (b) may be given either by a party or such party's attorneys.

22.  Severability - In case any right of Porter Capital herein shall be held to be invalid, illegal, or unenforceable, such invalidity, illegality and/or unenforceability shall not affect any other right granted hereby.   When such interpretation is appropriate, any word denoting gender used herein shall include all persons, natural or artificial, and words used in the singular shall include the plural. The undersigned agree(s) that upon request from Porter Capital, it will, at its expense, execute, acknowledge, and deliver all such additional instruments and further assurances and will do or cause to be done all such further acts and things as may be reasonably necessary to fully establish, confirm the intentions of this Agreement.

23.  Duplicate Originals - This Performance Covenant and Waiver may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

24.  Headings, Etc. -  The headings, titles and captions of various paragraphs of this guaranty are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

IN WITNESS WHEREOF, the undersigned has duly executed this Performance Covenant and Waiver as of the 11th  day of February, 2010.

PURE EARTH MATERIALS, INC., a Pennsylvania corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PEI DISPOSAL GROUP, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “G”	Misdirected Payment

PURE EARTH RECYCLING (NJ), INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	CFO

PURE EARTH ENVIRONMENTAL, INC, a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

REZULTZ, INCORPORATED, a New Jersey corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

BIO METHODS LLC, a Delaware limited liability company

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH MATERIALS (NJ) INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

JUDA CONSTRUCTION, LTD, a New York corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “G”	Misdirected Payment

ECHO LAKE BROWNFIELD, LLC, a Connecticut limited liability company

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	Treasurer

NEW NYCON, INC., a Delaware corporation

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	Treasurer

PURE EARTH ENERGY RESOURCES, INC., a Delaware corporation

	By:	/s/ Brent Kopenhaver
	Print Name:	Brent Kopenhaver
	Title:	Treasurer

PORTER CAPITAL
PORTER CAPITAL CORPORATION

	BY	/s/ Ron Williamson
Ron Williamson, a duly authorized officer

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “G”	Misdirected Payment

MISDIRECTED PAYMENT

PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, and PURE EARTH RECYCLING (NJ), INC., a Delaware corporation (hereinafter jointly severally and collectively the “Company”) and PURE EARTH, INC., a Delaware corporation, PURE EARTH ENVIRONMENTAL, INC, a Delaware corporation, REZULTZ, INCORPORATED, a New Jersey corporation, BIO METHODS LLC, a Delaware limited liability company, PURE EARTH MATERIALS (NJ) INC., a Delaware corporation, JUDA CONSTRUCTION, LTD, a New York corporation, ECHO LAKE BROWNFIELD, LLC, a Connecticut limited liability company, NEW NYCON, INC., a Delaware corporation, and PURE EARTH ENERGY RESOURCES, INC., a Delaware corporation (hereinafter jointly, severally and collectively the “Accommodation Party) and Mark Alsentzer and Brent Kopenhaver (hereinafter along with the Company and the Accommodation Party, the “CLIENT”) agrees to the following: Pursuant to the Commercial Finance Agreement of this date, CLIENT agrees that even though Porter Capital Corporation (“PCC”) and CLIENT shall use their joint best efforts to notify all customers/account debtors of Company of the assignment by Company to PCC of certain accounts, some payments may be sent directly to CLIENT which are the sole and exclusive property of PCC (i.e., payment on invoices financed by PCC).  In such circumstances, CLIENT promises not to negotiate said check or other forms of payment, but to hold them in trust and safekeeping for the benefit of PCC and to turn over to PCC the exact form of payment received.  That is, CLIENT agrees to turn over to PCC, immediately and in kind, any such check or other form of payment(s), which is the property of PCC.  Further with respect thereto:

1.
CLIENT acknowledges that it has been notified by PCC of the potential civil or criminal liability or both for failure to fully comply herewith, that even the cashing, depositing and/or negotiation of any payment which is the property of PCC could result in civil and criminal liability or both and the penalties attendant thereto.  Even if some employee of CLIENT negotiates such a check payment without CLIENT’s direct knowledge, CLIENT may be held liable for the acts of CLIENT’s employees, agents, and servants.

2.
CLIENT acknowledges that it has been notified by PCC that an indebtedness by CLIENT to PCC arising under circumstances as described herein above can constitute a debt which cannot be discharged in a Court of Bankruptcy, and that the conversion of check payments can be deemed an intentional act even though CLIENT did not specifically intend to take or convert said payments or damage PCC or both.

3.
CLIENT further acknowledges that it has been notified by PCC of handling procedures for any payments accepted via credit card for an outstanding invoice, shall be remitted to PCC the third business day after credit card payment is accepted and CLIENT shall provide a copy of the receipt or bank transaction for said amount.

Executed this 11th day of February, 2010, at Birmingham, Alabama.

PURE EARTH MATERIALS, INC., a Pennsylvania corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “G”	Misdirected Payment

PEI DISPOSAL GROUP, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH RECYCLING (NJ), INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	CFO

PURE EARTH ENVIRONMENTAL, INC, a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

REZULTZ, INCORPORATED, a New Jersey corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

BIO METHODS LLC, a Delaware limited liability company

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH MATERIALS (NJ) INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “G”	Misdirected Payment

JUDA CONSTRUCTION, LTD, a New York corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	President

ECHO LAKE BROWNFIELD, LLC, a Connecticut limited liability company

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

NEW NYCON, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH ENERGY RESOURCES, INC., a Delaware corporation

By:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

~~L.S.~~
~~Mark Alsentzer~~	~~(individually)~~

~~L.S.~~
~~Brent Kopenhaver~~	~~(individually)~~

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “A”	Attachment to UCC-1

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “I”	Validity Guaranty

VALIDITY GUARANTY

Porter Capital Corporation
2112 1st Avenue North
Birmingham, AL 35203

Ladies and Gentlemen:

The undersigned is an officer, director and/or stockholder of  PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, and/or PURE EARTH RECYCLING (NJ), INC., a Delaware corporation (hereinafter jointly, severally and collectively referred to as “Company”).

Capitalized terms used herein and not otherwise defined, shall have the meaning ascribed thereto in that certain Commercial Financing Agreement dated the date hereof among Porter Capital and the Company (sometimes referred to herein as the “CFA”).  In order to induce you to enter into factoring or other financial arrangements with Company, including the CFA, the undersigned hereby warrants, represents, and covenants to you to the best of the undersigned’s knowledge, as follows:

1.  To my best knowledge that all accounts assigned to you by Company will be genuine and in all respects what they purport to be; will represent bona-fide sales and bona-fide and existing obligations of Company’s customers, arising out of the sale and completed delivery of merchandise manufactured and/or sold and/or the rendition of services by Company in the ordinary course of its business in accordance with and in full and complete performance of customer’s orders therefor; and will not be invalid, incomplete, incorrect, defective, forged, or fictitious.

2.  That Company will not knowingly assign any accounts to you in which there are offsets, defenses, or counterclaims of any nature whatsoever, and that Company will do nothing to impede or interfere with your normal collection of, or the payments of, the accounts assigned to you.

3.  That the Company is paying its obligations as they come due.

4.  That the Purchased Accounts  and merchandise relating thereto will be the sole and absolute property of Company, free and clear of all liens or  claims of any nature whatsoever, other than any lien (i) in an amount equal to the greater of 5% of the face amount of the accounts assigned or $5,000, and (ii) to you and other than any Customer Claims (as hereafter defined).

5.  That the terms of said accounts will have been set forth thereon and that proper entries will have been made on Company’s books disclosing the assignment thereof to you.

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “I”	Validity Guaranty

6.  That Company will promptly report to you all merchandise disputes, rejections, returns, or resales of merchandise, and all credits allowed by Company individually in excess of  $10,000, upon any and all of said accounts (collectively, “Customer Claims”).

The undersigned agrees to pay all losses suffered by you as a result of any known fraud, deceit, or criminal act on the part of the undersigned or of any officer, employee, or agent of the Company provided such officer, employee or agent of the Company acted upon the direction of the undersigned or with the knowledge or acquiescence of the undersigned in its dealings with you, and hereby further undertakes to save you free and harmless from any such damage or loss which you may sustain as a result of the above known  fraud, deceit, or criminal act as set forth in this paragraph.

Nothing herein contained shall be in any way impaired or affected by any change in or amendment of any of the documents evidencing the factoring or other financial arrangements.  This Agreement shall be binding upon the undersigned, his or her heirs, agents, representatives, successors, or assigns.  The liability of the undersigned hereunder is direct and unconditional, and may be enforced without requiring you to first resort to any other right, remedy, or security.  It is not necessary for you to give the undersigned notice of any changes in any of your factoring or other financial arrangements with Customer, to all of which the undersigned now hereby consents.

Very truly yours,

/s/ Mark Alsentzer	L.S.
Mark Alsentzer (individually)

/s/ Brent Kopenhaver	L.S.
Brent Kopenhaver (individually)

Accepted by:

PORTER CAPITAL CORPORATION

By:	/s/ Ron Williamson
Print Name:	Ron Williamson
Title:	EVP

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “I”	Validity Guaranty

Porter Capital Corporation
2112 1st Avenue North
Birmingham, AL 35203

Ladies and Gentlemen:

The undersigned is an officer, director and/or stockholder of  PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, and/or PURE EARTH RECYCLING (NJ), INC., a Delaware corporation (hereinafter jointly, severally and collectively referred to as “Company”).

Capitalized terms used herein and not otherwise defined, shall have the meaning ascribed thereto in that certain Commercial Financing Agreement dated the date hereof among Porter Capital and the Company (sometimes referred to herein as the “CFA”).  In order to induce you to enter into factoring or other financial arrangements with Company, including the CFA, the undersigned hereby warrants, represents, and covenants to you to the best of the undersigned’s knowledge, as follows:

1.  To my best knowledge that all accounts assigned to you by Company will be genuine and in all respects what they purport to be; will represent bona-fide sales and bona-fide and existing obligations of Company’s customers, arising out of the sale and completed delivery of merchandise manufactured and/or sold and/or the rendition of services by Company in the ordinary course of its business in accordance with and in full and complete performance of customer’s orders therefor; and will not be invalid, incomplete, incorrect, defective, forged, or fictitious.

2.  That Company will not knowingly assign any accounts to you in which there are offsets, defenses, or counterclaims of any nature whatsoever, and that Company will do nothing to impede or interfere with your normal collection of, or the payments of, the accounts assigned to you.

3.  That the Company is paying its obligations as they come due.

4.  That the Purchased Accounts  and merchandise relating thereto will be the sole and absolute property of Company, free and clear of all liens or  claims of any nature whatsoever, other than any lien (i) in an amount equal to the greater of 5% of the face amount of the accounts assigned or $5,000, and (ii) to you and other than any Customer Claims (as hereafter defined).

5.  That the terms of said accounts will have been set forth thereon and that proper entries will have been made on Company’s books disclosing the assignment thereof to you.

6.  That Company will promptly report to you all merchandise disputes, rejections, returns, or resales of merchandise, and all credits allowed by Company individually in excess of  $10,000, upon any and all of said accounts (collectively, “Customer Claims”).

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “I”	Validity Guaranty

The undersigned agrees to pay all losses suffered by you as a result of any known fraud, deceit, or criminal act on the part of the undersigned or of any officer, employee, or agent of the Company provided such officer, employee or agent of the Company acted upon the direction of the undersigned or with the knowledge or acquiescence of the undersigned in its dealings with you, and hereby further undertakes to save you free and harmless from any such damage or loss which you may sustain as a result of the above known  fraud, deceit, or criminal act as set forth in this paragraph.

Nothing herein contained shall be in any way impaired or affected by any change in or amendment of any of the documents evidencing the factoring or other financial arrangements.  This Agreement shall be binding upon the undersigned, his or her heirs, agents, representatives, successors, or assigns.  The liability of the undersigned hereunder is direct and unconditional, and may be enforced without requiring you to first resort to any other right, remedy, or security.  It is not necessary for you to give the undersigned notice of any changes in any of your factoring or other financial arrangements with Customer, to all of which the undersigned now hereby consents.

Very truly yours,

/s/ Greg Landis	L.S.
Greg Landis (individually)

Accepted by:

PORTER CAPITAL CORPORATION

By:	/s/ Ron Williamson
Print Name:	Ron Williamson
Title:	EVP

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “I”	Validity Guaranty

Porter Capital Corporation
2112 1st Avenue North
Birmingham, AL 35203

Ladies and Gentlemen:

The undersigned is an officer, director and/or stockholder of  PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, and/or PURE EARTH RECYCLING (NJ), INC., a Delaware corporation (hereinafter jointly, severally and collectively referred to as “Company”).

Capitalized terms used herein and not otherwise defined, shall have the meaning ascribed thereto in that certain Commercial Financing Agreement dated the date hereof among Porter Capital and the Company (sometimes referred to herein as the “CFA”).  In order to induce you to enter into factoring or other financial arrangements with Company, including the CFA, the undersigned hereby warrants, represents, and covenants to you to the best of the undersigned’s knowledge, as follows:

1.  To my best knowledge that all accounts assigned to you by Company will be genuine and in all respects what they purport to be; will represent bona-fide sales and bona-fide and existing obligations of Company’s customers, arising out of the sale and completed delivery of merchandise manufactured and/or sold and/or the rendition of services by Company in the ordinary course of its business in accordance with and in full and complete performance of customer’s orders therefor; and will not be invalid, incomplete, incorrect, defective, forged, or fictitious.

2.  That Company will not knowingly assign any accounts to you in which there are offsets, defenses, or counterclaims of any nature whatsoever, and that Company will do nothing to impede or interfere with your normal collection of, or the payments of, the accounts assigned to you.

3.  That the Company is paying its obligations as they come due.

4.  That the Purchased Accounts  and merchandise relating thereto will be the sole and absolute property of Company, free and clear of all liens or  claims of any nature whatsoever, other than any lien (i) in an amount equal to the greater of 5% of the face amount of the accounts assigned or $5,000, and (ii) to you and other than any Customer Claims (as hereafter defined).

5.  That the terms of said accounts will have been set forth thereon and that proper entries will have been made on Company’s books disclosing the assignment thereof to you.

6.  That Company will promptly report to you all merchandise disputes, rejections, returns, or resales of merchandise, and all credits allowed by Company individually in excess of  $10,000, upon any and all of said accounts (collectively, “Customer Claims”).

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “I”	Validity Guaranty

The undersigned agrees to pay all losses suffered by you as a result of any known fraud, deceit, or criminal act on the part of the undersigned or of any officer, employee, or agent of the Company provided such officer, employee or agent of the Company acted upon the direction of the undersigned or with the knowledge or acquiescence of the undersigned in its dealings with you, and hereby further undertakes to save you free and harmless from any such damage or loss which you may sustain as a result of the above known  fraud, deceit, or criminal act as set forth in this paragraph.

Nothing herein contained shall be in any way impaired or affected by any change in or amendment of any of the documents evidencing the factoring or other financial arrangements.  This Agreement shall be binding upon the undersigned, his or her heirs, agents, representatives, successors, or assigns.  The liability of the undersigned hereunder is direct and unconditional, and may be enforced without requiring you to first resort to any other right, remedy, or security.  It is not necessary for you to give the undersigned notice of any changes in any of your factoring or other financial arrangements with Customer, to all of which the undersigned now hereby consents.

Very truly yours,

/s/ Joseph Kotrosits	L.S.
Joseph Kotrosits (individually)

Accepted by:

PORTER CAPITAL CORPORATION

By:	/s/ Ron Williamson
Print Name:	Ron Williamson
Title:	EVP

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

Exhibit “J”	Landlord’s Waiver and Consent

LANDLORD'S WAIVER AND CONSENT

The undersigned, the Landlord of the premises described below to induce PORTER CAPITAL CORPORATION (hereinafter referred to as "Porter Capital") to make loans or advances to PURE EARTH MATERIALS, INC., a Pennsylvania corporation, PEI DISPOSAL GROUP, INC., a Delaware corporation, PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation, and/or PURE EARTH RECYCLING (NJ), INC., a Delaware corporation (hereinafter jointly, severally and collectively, referred to as "Debtor") secured by a security interest in the inventory, now or hereafter owned by Debtor or an affiliate or subsidiary of Debtor (hereinafter referred to as "Personal Property"), located on the above mentioned premises, hereby waives and relinquished unto Porter Capital and its assigns, all right to claim that any Personal Property will at any time become fixtures, and all rights, claims and demands of every kind against the said Personal Property, and all replacements and additions thereto.  This waiver to continue in full force and effect until Debtor has paid the full amount owed or hereafter owing to Porter Capital.  The undersigned further agrees that the said Personal Property will remain personal property at all times notwithstanding the installation thereof in or at the premises aforesaid in any manner.  The undersigned hereby grants Porter Capital the right to enter the premises for the purposes of repossessing, removing, selling or otherwise dealing with the Personal Property.  In the event that Porter Capital shall enter the premises and repossess, remove, or sell the Personal Property, of the Debtor, Porter Capital shall have the right to maintain such properties on the rented premises by paying the current rent which shall become due during the period of time that Porter Capital shall occupy the premises, provided however, that in no event shall Bank remain on the premises beyond the term of the lease.  This waiver may not be changed or terminated orally, shall be binding upon the successors and assigns of the undersigned and shall also be binding upon any successor, owner or transferee of said real property.

Dated this 11th  day of February, 2010.

LANDLORD:
Redrock Land

By:	/s/ Michael Nasent
Print Name:	Michael Nasent
Title:	CFO

Description of Leased Premises:	1000 Page Avenue
Lyndhurst, NJ 07071

/s/ Devon Murphy
WITNESS

/s/ Nipam Shah
WITNESS

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010

February 11, 2010
Porter Capital Corporation
2112 First Avenue North
Birmingham, AL 35203

To Whom It May Concern:

We hereby agree to furnish to Porter Capital Corporation the following reports no later that the 10th of each month.

Accounts Receivable Aging
Accounts Payable Aging

We agree to provide the following reports quarterly

Proof of 941 Taxes accompanied by proof of payment

Should Porter require any additional information, please let us know.

Sincerely,

PURE EARTH MATERIALS, INC., a Pennsylvania corporation

BY:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PEI DISPOSAL GROUP, INC., a Delaware corporation

BY:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH TRANSPORTATION & DISPOSAL, INC., a Delaware corporation

BY:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

PURE EARTH RECYCLING (NJ), INC., a Delaware corporation

BY:	/s/ Brent Kopenhaver
Print Name:	Brent Kopenhaver
Title:	Treasurer

Exhibit 10.1- Commercial Financing Agreement Dated February 11, 2010